EXHIBIT 10.12
                              MICROSOFT CORPORATION

                                       AND

                              PROGINET CORPORATION





                            ASSET PURCHASE AGREEMENT







                          Dated as of December 17, 1996

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
RECITALS                                                                       1

ARTICLE I DEFINITIONS                                                          1
1.1 Assumed Obligations                                                        1
1.2 Closing                                                                    1
1.3 Closing Date                                                               1
1.4 Company Affiliate                                                          2
1.5 Confidential Information                                                   2
1.6 Follow-On Transition Period                                                2
1.7 Initial Transition Period                                                  2
1.8 Intellectual Property Rights                                               2
1.9 MVS Platform                                                               2
1.1O Object Code                                                               3
1.11 Other Platforms                                                           3
1.12 Product Revenues                                                          3
1.13 Source Code                                                               3
1.14 Transaction Period                                                        3
1.15 Windows Components of the Acquired Assets                                 3
1.16 Windows Platforms                                                         3
1.17 Other Defined Terms                                                       3

ARTICLE II ACQUISITION AND DISPOSITION OF ACQUIRED ASSETS                      3
2.1 Acquired Assets                                                            3
2.1.1 Other Assets                                                             4
2.1.2 Other Assets                                                             4
2.1.3 Other Assets                                                             4
2.2 Assumption of Obligations                                                  4

ARTICLE III PURCHASE PRICE AND PAYMENT                                         4
3.1 Minimum Purchase Price                                                     4
3.3 Additional Share Issuance                                                  5
3.3 Additional Contingent Payments by Company                                  5
3.4 Restriction on Transfer                                                    6
3.5 Fractional Shares                                                          6

ARTICLE IV CLOSING                                                             6
4.1 Closing and Delivery of Acquired Assets                                    6
4.2 Method of Acquisition                                                      6
4.2.1 Conveyance of Acquired Assets                                            6
4.2.2 Assumption of Obligations                                                7

ARTICLE V REPRESENTATIONS AND WARRANTIES                                       7
5.1 Representations and Warranties of the Company                              7
5.1.1 Authority                                                                7
5.1.2 Adequate Shares                                                          7
5.1.3 Due Authorization                                                        7
5.1.4 Reliance                                                                 7
5.2 Representations and Warranties of Microsoft                                7

5.2.1 Authority                                                                7
5.2.2 Ownership of Acquired Assets                                             7
5.2.3 Reliance                                                                 8

ARTICLE VI ADDITIONAL AGREEMENTS                                               8
6.1 Registration Rights                                                        8
6.2 Board Representation                                                      11
6.3 BackOffice License Rights                                                 11
6.4 Expenses                                                                  12
6.5 Additional Agreements                                                     12
6.7 Public Announcements                                                      12
6.8 Taxes                                                                     12
6.9 Bulk Sales                                                                12

ARTICLE VII CONDITIONS PRECEDENT                                              13
7.1 Conditions to Company's Obligations                                       13
7.1.1 Representations and Warranties                                          13
7.1.2 Delivery of Software Code                                               13
7.1.3 Conveyance of Acquired Assets                                           13
7.1.4 Investment Agreement                                                    13
7.1.5 Opinion of Counsel                                                      13
7.2 Conditions to Microsoft's Obligations                                     14
7.2.1 Representations and Warranties                                          14
7.2.2 Delivery of Consideration                                               14
7.2.3 Assumption of Obligations                                               14
7.2.4 Opinion of Counsel                                                      14
7.3 Effectiveness                                                             14

ARTICLE VIII CONDITIONS SUBSEQUENT                                            14
8.1 Product Support Plan                                                      15
8.2 Payments Related to Product Support                                       15
8.3 Customer Relationships                                                    15
8.4 Company Upgrades                                                          15
8.5 Marketing Efforts                                                         16

ARTICLE IX INDEMNIFICATION                                                    16
9.1 Indemnification by Company                                                16
9.2 Indemnification by Microsoft                                              18
9.3 Limitations of Liability                                                  18

ARTICLE X MISCELLANEOUS                                                       19
10.1 Notices                                                                  19
10.2 Dispute_Resolution                                                       19
10.3 Assignment                                                               19
10.4 Construction                                                             20
10.5 Entire Agreement                                                         20

                            ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of December 17, 1996 (the "Agreement Date") by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and PROGINET CORPORATION, A Delaware corporation located at 200 Garden City Plaza, Garden City, New York 11530 ("Company").




                                    RECITALS

A. COMPANY DESIRES TO ACQUIRE CERTAIN ASSETS OF MICROSOFT (THE "Acquired ASSETS" AS DEFINED IN SECTION 2.1) AND TO ASSUME CERTAIN CONTRACTUAL OBLIGATIONS (THE "Assumed, Obligations" AS DEFINED IN SECTION 1.1), ALL ON THE TERMS AND SUBJECT TO THE CONDITIONS HEREINAFTER SET FORTH.
7.2.2
A. MICROSOFT DESIRES TO SELL SUCH ASSETS TO COMPANY, AND TO TRANSFER SUCH OBLIGATIONS TO COMPANY, ON THE TERMS AND SUBJECT TO THE CONDITIONS HEREINAFTER SET FORTH.
7.2.3
A. THE BOARD OF DIRECTORS OF COMPANY HAS APPROVED THE TERMS OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
7.2.4

7.2.5   D.  THE   PARTIES  FURTHER  DESIRE TO  COOPERATE  IN CERTAIN  MARKETING
ACTIVITIES CONCERNING THE ACQUIRED ASSETS, AS DESCRIBED IN EXHIBIT C TO THIS AGREEMENT (THE "Joint Sales and Support Plan").

         INTENDING TO BE LEGALLY BOUND, and in consideration of the promises and the mutual representations, warranties, covenants and agreements contained herein, Microsoft and Company hereby agrees as follows:



                                    ARTICLE I
                                   DEFINITIONS

7.2.6  1.1  "Assumed   Obligations"   MEANS  ALL  AGREEMENTS,   OBLIGATIONS  AND
LIABILITIES WHICH COMPANY AGREES TO ASSUME UNDER THE TERMS OF THIS AGREEMENT, AS LISTED IN EXHIBIT B AND FURTHER SPECIFIED IN SECTION 2.2 BELOW.

1.2 "CLOSING" means the closing of the transaction contemplated by this Agreement, as such closing is further described in Section 4.1 below.

1.3 "CLOSING DATE" means the date on which the Closing occurs, as such date is further described in Section 4.1 below.

1.4 "COMPANY AFFILIATE" means any entity directly or indirectly controlling, controlled by, or under common control with Company, where "controlling, controlling, and under common control with" refers to the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting shares, by contract, or otherwise. In the case of an entity that is a partnership, limited liability company, corporation, or similar entity and that has partners, members, or shareholders with equal ownership interests or equal control interests, by contract or otherwise, each such partner, member, or shareholder shall be deemed to possess, directly or indirectly, the power to direct or cause the direction of the management and policies of that entity.

1.5  "CONFIDENTIAL  INFORMATION"  means any  trade  secrets  relating  to either party's product plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research development or know-how, including without limitation the Source Code of the Acquired Assets. Confidential Information shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed or learned by the receiving party; (iv) is lawfully obtained from a third party that has the right to make such disclosure; (v) is made generally available by the disclosing party without restriction on disclosure; (vi) is disclosed to the extent required by judicial or administrative process when the party making such disclosure believes in good faith and after consultation with the other party that it is legally required to do so; or (vii) is contained in the documentation components of the Acquired Assets.

1.6 "FOLLOW-ON TRANSITION PERIOD" means the fifteen (15) month period immediately following the Initial Transition Period; i.e., beginning as of the fourth (4th) month after the Closing Date and ending as of the eighteenth (I8th) month after the Effective Date.

1.7 "INITIAL TRANSITION PERIOD" means the three (3) month period immediately following the Closing Date.

1.8 "INTELLECTUAL PROPERTY RIGHTS" means all intellectual property rights arising under statutory or common law, and whether or not perfected, including, without limitation, all (a) patents and patent applications owned or licensable by a party hereto, (b) rights associated with works of authorship, including copyrights, copyright applications, mask work rights, mask work applications, and mask work registrations, (c) rights relating to the protection of trade secrets and confidential information, (d) any rights analogous to those set forth in this Section 1.7 and any other proprietary rights relating to intangible property, and (e) divisions, continuations, renewals, reissues and extensions of the foregoing (as and to the extent applicable) now existing, hereafter filed, issued or acquired.

1.9 "MVS PLATFORM" means the IBM mainframe operating system known as "WS" or "OS/390," and any direct successors thereto.

1.10 "OBJECT CODE" means machine-executable computer software code in binary form.

         1.11 "OTHER PLATFORMS" means any and all computer operating systems other than the MVS Platform or the Windows Platforms on which any of the Acquired Assets operate as of the Closing Date.

         7.2.7 1.12 "Product Revenues" MEANS GROSS REVENUES EARNED BY COMPANY IN THE FORM OF LICENSE FEES, ROYALTIES, MAINTENANCE FEES, AND SUPPORT FEES (INCLUDING BOTH PERIODIC MAINTENANCE AND/OR SUPPORT CHARGES AND CHARGES FOR ERROR CORRECTION SERVICES CHARGED ON A PER-INCIDENT OR HOURLY BASIS) WITH RESPECT TO THE ACQUIRED ASSETS. PRODUCT REVENUES ALSO INCLUDE GROSS REVENUES EARNED BY ANY COMPANY AFFILIATE IN THE FORM OF LICENSE FEES, ROYALTIES, MAINTENANCE FEES, AND SUPPORT FEES WITH RESPECT TO THE ACQUIRED ASSETS, LESS ANY FEES PAID BY SUCH COMPANY AFFILIATE TO COMPANY IN CONSIDERATION OF SUCH EXERCISES OF RIGHTS IN ACQUIRED ASSETS. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, PRODUCT REVENUES SHALL NOT INCLUDE ANY REVENUES EARNED BY COMPANY OR A COMPANY AFFILIATE IN CONSIDERATION OF THE SIX HUNDRED AND EIGHTY-FOUR THOUSAND SIX HUNDRED AND FOUR DOLLARS (US$684,604.00) IN MICROSOFT OBLIGATIONS ASSUMED BY COMPANY PURSUANT TO SECTION 2 OF THIS AGREEMENT

         1.13 "SOURCE CODE" means computer software code in human-readable, high-level language form which, when compiled or assembled, becomes the executable Object Code of a software program. Source Code shall include all developer comments concerning the relevant software code.

         7.2.8 1.14 "Transition Period" MEANS THE EIGHTEEN (18) MONTH PERIOD IMMEDIATELY FOLLOWING THE CLOSING DATE, AND CONSISTS OF BOTH THE INITIAL TRANSITION PERIOD AND THE FOLLOW-ON TRANSITION PERIOD.

         1.15 "WINDOWS COMPONENTS OF THE ACQUIRED ASSETS" means those portions of the Acquired Assets which operate on Windows Platforms.

         7.2.9 1.16 "Windows Platforms" MEANS MICROSOFT'S WINDOWS 3.X, WINDOWS 95, WINDOWS NT WORKSTATION, AND WINDOWS NT SERVER OPERATING SYSTEMS, AND ANY DIRECT SUCCESSORS THERETO.

         1.17 OTHER DEFINED TERMS. All other initially capitalized terms shall have the meanings assigned to them in this Agreement.


                                   ARTICLE II

                 ACQUISITION AND DISPOSITION OF ACQUIRED ASSETS

7.2.10  2.1  Acquired  Assets.  SUBJECT  TO THE  TERMS  AND  CONDITIONS  OF THIS
AGREEMENT, AT THE CLOSING (AS DEFINED BELOW), MICROSOFT SHALL SELL, CONVEY, TRANSFER, ASSIGN AND DELIVER TO COMPANY, AND COMPANY SHALL PURCHASE, ACQUIRE AND ACCEPT FROM MICROSOFT, THE FOLLOWING ASSETS:

         2.1.1 Netwise Assets. ALL SOFTWARE, DOCUMENTATION, TEST CASES, DEVELOPMENT HISTORY DATABASE, TRAINING MATERIALS AND RELATED
         PROPRIETARY MATERIALS ACQUIRED BY MICROSOFT FROM NETWISE, INC. (THE "NETWISE ASSETS") UNDER AN ASSET PURCHASE AGREEMENT DATED OCTOBER 27, 1995 (THE "NETWISE ASSET PURCHASE AGREEMENT").
         7.2.11
         2.1.2 Netwise Assets Further Developed or Modified by Microsoft. THE ACQUIRED ASSETS ALSO INCLUDE ALL ERROR CORRECTIONS AND UPDATES TO THE NETWISE ASSETS, DOCUMENTATION AND MATERIALS RELATED TO THE NETWISE ASSETS DEVELOPED BY MICROSOFT BETWEEN OCTOBER 27, 1995 AND THE CLOSING DATE OF THIS AGREEMENT.
7.2.12
         2.1.3 Other Assets. "Other Assets" WHICH SHALL MEAN ALL OF MICROSOFT'S INTANGIBLE ASSETS ACQUIRED PURSUANT TO THE NETWISE ASSET PURCHASE AGREEMENT, INCLUDING GOODWILL, GOING CONCERN VALUE, CUSTOMER LISTS, CONTRACTS, AGREEMENTS, LICENSES OR LICENSE AGREEMENTS, COMMITMENTS, WARRANTIES, CLAIMS AND OTHER CHOATE AND INCHOATE RIGHTS, BUT EXCLUDING WITHOUT LIMITATION, THE RETAINED OBLIGATIONS (AS DEFINED BELOW), CASH, MARKETABLE SECURITIES, RECEIVABLES AND RIGHTS RELATING TO CONTRACTUAL OBLIGATIONS (OTHER THAN THE
                  ASSUMED OBLIGATIONS (AS DEFINED BELOW)).

         All of the above shall be referred to as the "ACQUIRED ASSETS"; provided, however, that notwithstanding anything to the contrary hereinabove, the Acquired Assets do not include any leases, equipment maintenance agreements or other contractual obligations to third parties assumed by Microsoft under the Netwise Asset Purchase Agreement (the "Retained Obligations").

         7.2.13 2.2 Assumption of Obligations. AT THE CLOSING, COMPANY SHALL ASSUME ONLY THOSE WRITTEN CONTRACTS, WRITTEN AGREEMENTS, WRITTEN LEASES FOR PERSONAL PROPERTY AND WRITTEN COMMITMENTS OF MICROSOFT PERTAINING TO THE ACQUIRED ASSETS AS OF THE CLOSING WHICH ARE SPECIFICALLY LISTED ON EXHIBIT B (THE "Assumed Obligations"), WHICH SHALL THEREAFTER BE PERFORMED BY COMPANY WHEN DUE IN ACCORDANCE WITH THE TERMS THEREOF MICROSOFT SHALL USE ITS COMMERCIALLY REASONABLE BEST EFFORTS TO OBTAIN CONSENT TO COMPANY'S ASSUMPTION OF ANY CONTRACTS REQUIRING THIRD PARTY CONSENT. COMPANY SHALL BE SOLELY RESPONSIBLE FOR ALL COLLECTION MATTERS AND ENTITLED TO RECEIVE ALL BILLINGS, PAYMENTS, AND RECEIPTS IN CONNECTION WITH THE ASSUMED OBLIGATIONS, AND SHALL BE SOLELY RESPONSIBLE FOR COMPLYING WITH MICROSOFT'S OBLIGATIONS AND ASSUMING
         MICROSOFT'S   LIABILITIES   UNDER  AND  WITH  RESPECT  TO  THE  ASSUMED
         OBLIGATIONS. COMPANY ASSUMES NO LIABILITIES WITH RESPECT TO THE RETAINED OBLIGATIONS. AS OF THE TIME OF SUCH DELIVERY AND SUBJECT TO SUCH EFFECTIVENESS, MICROSOFT'S SOLE OBLIGATIONS WITH RESPECT TO THE ASSUMED OBLIGATIONS SHALL BE ITS OBLIGATIONS TO


         COMPANY AS SET FORTH IN THIS AGREEMENT EACH PARTY WILL REMIT TO THE OTHER, WITHIN @ (30) DAYS OF RECEIPT, ANY AMOUNTS RECEIVED BY SUCH PARTY WHICH WERE EARNED BY THE OTHER PARTY IN CONNECTION WITH THE ACQUIRED ASSETS AND SUPPORT THEREOF, AS DETERMINED AS OF THE CLOSING DATE.

                                   ARTICLE III
                           PURCHASE PRICE AND PAYMENT

     3.1 Minimum Purchase Price. SUBJECT TO ARTICLE VII, COMPANY SHALL PAY MICROSOFT A MINIMUM PURCHASE PRICE OF TWO MILLION SEVEN HUNDRED AND EIGHTY-FOUR THOUSAND SIX HUNDRED AND FOUR DOLLARS (US$2,784,604.00), WHICH SHALL INCLUDE BOTH AN ASSUMPTION OF OBLIGATIONS AND AN EQUITY COMPONENT AND WHICH SHALL BE DUE AND NONREFUNDABLE AS OF THE CLOSING DATE, AS FOLLOWS:
     7.2.14
         3.1.1 COMPANY SHALL MAKE AN INITIAL PAYMENT TO MICROSOFT IN THE FORM OF AN ASSUMPTION OF ASSUMED OBLIGATIONS EQUAL TO SIX HUNDRED AND EIGHTY-FOUR THOUSAND SIX HUNDRED AND FOUR DOLLARS (US$684,604.00). 7.2.15
         3.1.2 COMPANY SHALL MAKE FURTHER PAYMENTS IN THE FORM OF COMPANY'S COMMON STOCK, PAR VALUE $.OOI PER SHARE OF COMPANY (THE "SHARES"), WHICH SHARES SHALL BE EVIDENCED BY STOCK CERTIFICATES WITH LEGENDS AND RESTRICTIONS AS REQUIRED BY LAW. THIS PAYMENT SHALL BE DELIVERED TO MICROSOFT AS FOLLOWS: ON THE EIGHTEEN (18) MONTH ANNIVERSARY OF THE CLOSING DATE (THE "18-MONTH ANNIVERSARY DATE"), COMPANY SHALL ISSUE SHARES TO MICROSOFT HAVING A FAIR MARKET VALUE OF TWO MILLION ONE HUNDRED THOUSAND DOLLARS (US$2,100,000.00). THE "FAIR MARKET VALUE" OF THE SHARES TO BE ISSUED UNDER THIS SECTION 3.1.2 SHALL BE DETERMINED BY DIVIDING TWO MILLION ONE HUNDRED THOUSAND DOLLARS (US$2,100,000.00) BY THE AVERAGE CLOSING PRICE OF THE SHARES AS PUBLICLY REPORTED BY THE EXCHANGE ON WHICH THE SHARES ARE LISTED, AS OF THE CLOSING TIME OF THE LISTING EXCHANGE (IN SUCH EXCHANGE'S TIME ZONE) OVER THE TWENTY (20) TRADING DAYS ENDING ONE TRADING DAY PRIOR TO THE 18-MONTH ANNIVERSARY DATE. THE FOLLOWING EXAMPLE IS INSERTED FOR PURPOSES OF CLARIFICATION OF THE PRECEDING SENTENCE: ASSUME THE 18-MONTH ANNIVERSARY DATE IS WEDNESDAY, APRIL 1, 1998. THE SPECIFIED TWENTY (20) TRADING DAY PERIOD WILL END ON AND INCLUDE TUESDAY, MARCH 31, 1998. ASSUME THE AVERAGE PRICE DURING SUCH TWENTY (20) TRADING DAY PERIOD IS FOUR DOLLARS (US$4.00) PER SHARE; MICROSOFT WOULD BE ENTITLED TO RECEIVE 525,000 SHARES ON THE 18-MONTH ANNIVERSARY DATE.

     3.2 Additional Share Issuance. AS FURTHER CONSIDERATION FOR THE PROPERTY PURCHASED UNDER THIS AGREEMENT, ON OR PRIOR TO THE CLOSING DATE, COMPANY SHALL ISSUE AND DELIVER ONE HUNDRED THOUSAND (100,000) SHARES TO MICROSOFT, WITH ANY LEGENDS AND RESTRICTIONS AS REQUIRED BY LAW, AND RECEIPT OF SUCH SHARES BY MICROSOFT SHALL BE A CONDITION TO THE EFFECTIVENESS OF THIS AGREEMENT.
     7.2.16
     3.3 Additional  Contingent Payments by Company.  COMPANY
     SHALL MAKE ADDITIONAL PAYMENTS OF SHARES TO MICROSOFT BASED UPON THE CUMULATIVE TOTAL OF PRODUCT REVENUES earned by Company during the Transition Period TO the extent such cumulative total exceeds One Million Dollars (US$1,000,000.00). Such additional payments shall be comprised of the following:



         3.3.1 ONE SHARE FOR EVERY FIFTY DOLLARS (US$50.00) OF COMPANY'S CUMULATIVE PRODUCT REVENUES DURING THE TRANSITION PERIOD TO THE EXTENT SUCH PRODUCT REVENUES EXCEED ONE MILLION DOLLARS (US$1,000,000.00) BUT ARE LESS THAN FOUR MILLION DOLLARS (US$4,000.000-00); AND
         7.2.17
         3.3.2 ONE SHARE FOR EVERY TWENTY-FIVE DOLLARS (US$25.00) OF COMPANY'S PRODUCT REVENUES DURING THE TRANSITION PERIOD FOR CUMULATIVE PRODUCT REVENUES IN EXCESS OF FOUR MILLION DOLLARS (US$4,000,000-00) BUT LESS THAN FOURTEEN MILLION DOLLARS (US$14,000.000.00).

          FOR PURPOSES OF DETERMINING PRODUCT REVENUES, WHENEVER COMPANY RECEIVES AN INDIVISIBLE REVENUE STREAM FOR TWO OR MORE PRODUCTS OR SERVICES, INCLUDING FEES WHICH ARE INCLUDED IN THE DEFINITION OF PRODUCT REVENUES, THEN COMPANY WILL PROPOSE A REASONABLE AND GOOD FAITH ALLOCATION OF SUCH REVENUES ACROSS THE APPLICABLE PRODUCTS OR SERVICES IN CONSULTATION WITH MICROSOFT. COMPANY SHALL ISSUE AND DELIVER ALL SHARES DUE TO MICROSOFT UNDER THIS SECTION 5.3 WITHIN SIXTY (60) DAYS AFTER THE "I 8-MONTH ANNIVERSARY DATE," WITH ANY LEGENDS AND RESTRICTIONS AS REQUIRED BY LAW.
7.2.18
     3.4 Restriction on Transfer. ALL OF THE SHARES ISSUED TO MICROSOFT UNDER THIS AGREEMENT SHALL BE SUBJECT TO A CERTAIN INVESTMENT AGREEMENT BETWEEN THE PARTIES, A FORM OF WHICH IS ATTACHED AS EXHIBIT E TO THIS AGREEMENT. 7.2.19
     7.2.20 3.5 Fractional Shares. IN CONNECTION WITH THE SHARES TO BE ISSUED PURSUANT TO SECTIONS 3.1 AND 3.2, NO FRACTIONAL SHARES WILL BE ISSUED. IN LIEU OF SUCH ISSUANCE, THE NUMBER OF SHARES ISSUED TO MICROSOFT PURSUANT TO THE TERMS OF THIS AGREEMENT SHALL BE ROUNDED TO THE CLOSEST WHOLE SHARE.

                                   ARTICLE IV
                                     CLOSING

     4.1 Closing and Delivery of Acquired Assets. THE CLOSING OF THE TRANSACTION (THE "Closing") WILL TAKE PLACE AS SOON AS PRACTICABLE AFTER SATISFACTION OR WAIVER OF THE LAST TO BE FULFILLED OF THE CONDITIONS SET FORTH IN ARTICLE VII THAT BY THEIR TERMS ARE NOT TO OCCUR AT THE AGREEMENT DATE (THE "Closing Date"), AT THE OFFICES OF PRESTON GATES & ELLIS, SEATTLE, WASHINGTON, UNLESS ANOTHER DATE OR PLACE IS AGREED TO BY THE PARTIES HERETO. MICROSOFT AND COMPANY AGREE THAT MICROSOFT SHALL DELIVER THE ACQUIRED ASSETS TO COMPANY IN THE STATE OF NEW YORK.
     7.2.21
         7.2.22   4.2      Method of Acquisition.

         4.2.1 CONVEYANCE OF ACQUIRED ASSETS. The sale, conveyance, transfer, assignment and delivery to Company of the Acquired Assets, as herein provided, shall be effected by such bills of sale, endorsements, assignments and other instruments of transfer and conveyance as may be necessary to vest in Company the right, title and interest of Microsoft in and to the Acquired Assets, free and clear of all liens, claims, charges and encumbrances, except as otherwise provided in this Agreement. Such documents shall include, without limitation, an Assignment and Bill of Sale in the form hereto as Exhibit F. Microsoft shall, at the Closing or at any time or from time to time after the Closing, upon request, perform or cause to be performed such acts, and execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such documents as may be reasonably required or requested to effectuate the sale, conveyance, transfer, assignment and delivery to Company of any of the Acquired Assets or for the performance by Microsoft of any of its obligations hereunder.


         4.2.2 Assumption of Obligations. COMPANY SHALL AT THE CLOSING EXECUTE AN ASSUMPTION OF OBLIGATIONS IN THE FORM ATTACHED HERETO AS EXHIBIT G, AND WILL, AT THE CLOSING OR AT ANY TIME OR FROM TIME TO TIME AFTER THE CLOSING, UPON REQUEST, PERFORM OR CAUSE TO BE PERFORMED SUCH ACTS, AND EXECUTE, ACKNOWLEDGE AND DELIVER OR CAUSE TO BE EXECUTED, ACKNOWLEDGED AND DELIVERED, SUCH OTHER DOCUMENTS AS MAY BE REASONABLY REQUIRED OR REQUESTED FOR THE ASSUMPTION BY COMPANY OF THE ASSUMED OBLIGATIONS OR FOR THE DISCHARGE OR THE PERFORMANCE BY MICROSOFT OF ANY OF ITS OBLIGATIONS HEREUNDER.
         7.2.23
         7.2.24
         7.2.25
         7.2.26

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties of COMPANY. COMPANY REPRESENTS AND WARRANTS TO MICROSOFT ON EXECUTION OF THIS AGREEMENT AND, IF LATER, ON THE CLOSING DATE AS FOLLOWS:
7.2.27
         5.1.1 AUTHORITY. It has the full power to enter into and perform under this Agreement and give the license grants set forth herein.

         5.1.2 ADEQAUTE SHARES. Company has and will keep available an adequate number of authorized but unissued Shares to permit the issuances of the Shares required pursuant to this Agreement and the transactions contemplated hereby.

         5.1.3 DUE AUTHORIZATION. The Shares to be issued to Microsoft pursuant to the terms of this Agreement and the Investment Agreement, when issued in accordance with this Agreement and the Investment Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

         5.1.4 RELIANCE. The foregoing representations and warranties are made by Company with the knowledge and expectation that Microsoft is placing reliance thereon.

7.2.28   5.2      Representations and Warranties of Microsoft.  MICROSOFT
REPRESENTS AND WARRANTS TO COMPANY AS FOLLOWS:

         5.2.1 AUTHORITY. It has the full power to enter into and perform under this Agreement and give the license grants set forth herein.

         5.2.2 OWNERSHIP OF ACQUIRED ASSETS. It has not previously and will not grant any rights to any third party that are inconsistent with the rights granted to Company herein.

         5.2.3 TITLE; NO LIENS. It has good title to all of the Acquired Assets, free and clear of any liens, claims, charges, chattel mortgages, security interests or other encumbrances of whatsoever nature.

         5.2.4 CONFLICTS, BINDING OBLIGATION. The execution and delivery of this Agreement does not, and the transactions contemplated hereby will not, violate or be in conflict with any agreement or contract, including without limitation the Netwise Asset Purchase Agreement. There are no claims by Netwise against Microsoft in connection with the Acquired Assets or the Netwise Asset Purchase Agreement. This Agreement has been duly executed and delivered by Microsoft and constitutes a valid and legally binding obligation of Microsoft, enforceable in accordance with its terms.

         5.2.5 CONSENTS. No consent, action, approval or authorization of, or registration, declaration or filing with, any federal, state or local governmental agency or any third party is required to be obtained by Microsoft in order to authorize the execution and delivery by Microsoft of this Agreement or the performance by Microsoft of the terms hereof.

         5.2.6 RELIANCE. The foregoing representations and warranties are made by Microsoft with the knowledge and expectation that Company is placing reliance thereon.

     The foregoing warranties are for the benefit of Company only and do not extend to any potential or claimed third party beneficiaries. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 5.2, AND SUBJECT TO SECTION 7.1.3, MICROSOFT IS SELLING THE ACQUIRED ASSETS ON AN "AS IS" BASIS. MICROSOFT
     EXPRESSLY  DISCLAIMS  ANY  AND  ALL  OTHER  WARRANTIES,  INCLUDING

     WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

     In addition to the foregoing, Microsoft and Company each agree to take the following actions and to comply with the following terms after the execution of this Agreement.

         7.2.29   6.1.     Registration Rights.

         6.1.1 CANADIAN REGISTRATION RIGHTS. Within sixty (60) days after the 18 Month Anniversary Date, and upon the written request of Microsoft, the Company shall prepare and file -with the British Columbia Securities Commission (the "BC Commission") and the securities commission of any other province of Canada in which the Company is then a reporting issuer (collectively, with the BC Commission, the "Canadian Commission") a preliminary prospectus qualifying the distribution of the Shares so as to enable Microsoft to freely resell the Shares issued under this Agreement without being subject to any hold period or other resale restriction under applicable Canadian securities legislation ("Canadian Legislation"). As promptly as practicable after the filing of the preliminary prospectus, the Company shall us6 its best efforts to file a final prospectus relating to such distribution with, and to obtain a receipt therefor from, the Canadian Commission under applicable Canadian Legislation. The Company shall use its best efforts to keep any resale prospectus current under the Canadian Legislation for a period of one year, or such shorter period as may be required for Microsoft to fully dispose of all the Shares thereunder. In connection with the issuance of the shares, Microsoft agrees to provide any notice or undertakings required by the Canadian Legislation, or by any stock exchange located in Canada on which the Shares then trade.

         6.1.2 6.1.2 U.S. Piggy-Back Rights. If Company is a reporting company under Section 12(b) of 12(g) of the Securities Exchange Act of 1934, as amended (a "Reporting Company"), then Microsoft subject to this Section may have all or any portion of its Shares included in any registration of Shares under the Securities Act of 1933, as amended (the "Act"). Whenever Company proposes to register under the Act the sale of any class of its common stock or the common stock holdings of any of its stockholders, then on any such occasion, Company will furnish Microsoft with prompt written notice thereof. To the extent permitted by applicable securities laws and this Agreement, Company will, subject to
         Section 6.1.4, include in such registration such number of Microsoft's Registrable Shares as Microsoft shall request to be included therein. "Registrable Shares" shall mean all Shares issued pursuant to the provisions of this Agreement. Microsoft shall exercise the "Piggy-back rights" under this Section by giving written notice to Company to such effect within seven (7) days after receipt of the Company's written notice of any proposed registration by Company as aforesaid. The provisions of this Section 6.1.2 shall not apply to a registration (1) on Form S-8 or other comparable form relating solely to employee stock benefit plans, (2) on Form S-4 or other comparable form relating solely to business combination transactions, or (3) such other form which does not include substantially the same information as would be included in a registration statement covering the sale of common stock to the public.

         6.1.3 U.S. DEMAND REGISTRATION. In the event that the Company is a Reporting Company, Microsoft may, (i) on an unlimited number of occasions (but not more than twice in any twelve month period) require the Company to effect the registration of Registrable Shares on Form S-3 (or any successor form thereto, a "Short Form Registration); and
         (ii) in the event a Short Form Registration is unavailable at the time of such request on one occasion, require the Company to effect the registration of Registrable Shares on Form S-1 (or any successor form thereto, a "Long

          Form  Registration"),  in each case pursuant to the provisions of this
          Section 6.1.3. If Microsoft shall give notice to the Company to the effect that it desires to transfer Registrable Shares pursuant to a public distribution (within the meaning of the Act), then the Company shall, as promptly as practicable after receipt of such notice (but in any event within 60 days after receipt of such notice), file a registration statement on the appropriate form pursuant to the Act and, as promptly as is practicable thereafter, use its best efforts to cause Registrable Shares to be registered under the Act and qualified under the securities or blue sky laws of any jurisdiction requested by Micro'sof4 to the end that such Registrable Shares may be sold by Microsoft under the Act and pursuant to the securities or blue sky laws of the jurisdictions requested, as promptly as is practicable thereafter and the Company will use its best efforts to cause any such registration to become effective and to keep the prospectus included therein current for a period of one year from the effective date thereof or, if sooner, until the distribution shall have been completed; provided that Microsoft shall furnish the Company with such appropriate information in connection therewith as the Company may reasonably request in writing. Notwithstanding the foregoing, the Company (i) shall not be required to effect a Long Form Registration hereunder unless the proposed minimum aggregate offering price set forth on the cover of the initial filing exceeds $1.0 million (excluding any shares which Microsoft may then sell into the public market pursuant to Rule 144 under the Act), and (ii) may, on one occasion, delay or withdraw Microsoft's Long Form Registration under this Section 6.1.3 if the Company's board of directors determines in good faith that the timing of the registration would be detrimental to the best interests of the Company. Subject to the provisions of
          Section 6.1.5, in the event Company elects to withdraw the registration statement, Company will bear no liability of any kind to Microsoft, except for attorneys' and advisors' fees incurred by
          Microsoft. The managing underwriters, if any, for any offering made pursuant to this Section 6.1.3 shall be selected by the Company. Without the prior written consent of Microsoft, which consent will not be unreasonably withheld, the Company will not include in a registration pursuant to Section 6.1.3 any securities which are not Registrable Shares if the inclusion of such other securities would, in the reasonable opinion of Microsoft, adversely impact the marketability or value of the Registrable Shares subject to such registration.

         6.1.4 GENERAL REGISTRATION PROVISIONS. In the event an offering effected under this Section 6.1 is an underwritten offering, Microsoft shall (together with Company and other persons, if any, distributing
         their  shares  through  such  offering)   enter  into  an  underwriting
         agreement in customary form with the under-writer or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 6. 1, if the underwriter reasonably determines and notifies Company and Microsoft in writing that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of shares included therein first, by reducing the number of shares to be included by shareholders who do not have contractual rights to include shares in such registration, then, if and to the extent additional limitations are required, by reducing the number of Registrable Shares to be included in the registration pari passu with any shares held by other shareholders of Company which have contractual rights to include shares in such registration (other than those shareholders (including Microsoft) whose exercise of demand registration rights resulted in the relevant underwritten offering). The Company shall advise Microsoft of any such limitation made by the underwriter and of the number of Registrable Shares, if any, that may be included in the registration along with such materials utilized to calculate such limitation on the number of Registrable Shares. In the event the terms of such underwriting include provisions which are not customary or commercially reasonable for such type of transaction and if Microsoft disapproves of such terms, it may elect to withdraw therefrom by written notice to Company or the underwriter and any such offering shall not be counted as a demand registration under Section
         6.1.3. All expenses in connection with preparing and filing any registration statement under this Agreement (and any registration or qualification under the securities or "Blue Sky" laws of states in which the offering will be made under such registration statement) shall be borne in full by Company, except for discounts or commissions relating to the Registrable Shares or fees of counsel or other advisors to Microsoft. The rights pro any permitted assignee or transferee pursuant to Section 10.3 hereof Notwithstanding anything to the contrary in this Section 6. 1, the provisions of this Section 6.1 shall be subject to and consistent with the restrictions on resale of the Shares set forth in Investment Agreement.

         6.1.5 PUT RIGHT. Notwithstanding the foregoing provisions of Section 6. 1, if the Company is a Reporting Company Microsoft may, at it option, require the Company to purchase, and the Company agrees to purchase from Microsoft, all or such portion of the Registrable Shares as Microsoft directs in the event the Company elects not to file a Long Form Registration in accordance with the provisions of Section 6.1.3 or in the event a Microsoft's right to demand a Long-Form Registration under Section 6.1.3 is otherwise not available for the registration of such Registrable Shares (the "Put Right"). Microsoft shall provide Company with written notice of its intention to exercise its Put Right (the "Put Notice") which shall include the number of shares to be sold to Company and the purchase price therefor. The purchase price for each share to be sold to Company under the Put Right shall be the Current Market Price as of the date of the Put Notice. The term "Current Market Price" for the each share as of a specified date shall mean the average closing sale price over the preceding 10 trading days as reported on the principal U.S. stock exchange or quotation system on which the shares are listed or quoted The provisions of the Section 6.1.4 shall terminate on the later to occur of (i) one year from the date the Company becomes a Reporting Company and (ii) at such time as the Company becomes eligible to use a Short Form Registration to register Registrable Shares.

6.2 BOARD REPRESENTATION. At such time as Microsoft acquires at least two percent (2%) of the outstanding voting securities of Company, Company shall notify Microsoft thereof in writing. Within ninety (90) days of the receipt of such notice, Microsoft, in its sole discretion, may, but is not obligated to, notify Company of a person selected by Microsoft (the "Microsoft Designee") whom Company will promptly appoint to its Board of Directors. Thereafter, for so long as Microsoft holds at least two percent (2%) of the outstanding voting securities of Company, at each meeting of Company's stockholders at which directors are to be elected: (a) Company's management will recommend to its stockholders the election of Microsoft's Designee to Company's Board of Directors, and (b) Kevin M. Kelly, Joseph T. Mohen, and James F. Kelly will each vote all of their Company voting securities in favor of the Microsoft Designee's election to Company Board of Directors. Notwithstanding the foregoing, if Microsoft fails to notify Company of a Microsoft Designee within the ninety (90) day period following the date on which Microsoft has received notice written notice from Company that Microsoft has acquired at least two percent (2%) of the outstanding voting securities of Company, Microsoft shall forfeit its right to have the Microsoft Designee appointed to the Board of Directors, or to require Company management to recommend the election of the Microsoft Designee to the Board of Directors.

6.3 BACKOFFICE LICENSE RIGHTS. Microsoft shall deliver to Company as soon as commercially available one (1) copy of Microsoft BackOffice(TM) v. 2.5, and shall be deemed to have granted to Company, as of the Closing Date, a non-exclusive, royalty-free, revocable, personal and nontransferable license authorizing Company to exercise the license rights set forth in Microsoft's standard end user license agreements "EULAs") for such Microsoft BackOffice software, subject to the following amended terms which are hereby deemed incorporated in such EULAs and shall modify and supersede any contrary provisions in such EULAS. The foregoing license grant from Microsoft to Company shall authorize Company to use fifteen (15) Server Licenses and one hundred
(100) Client Access Licenses to the Microsoft BackOffice software products; provided, however, that Company may exercise rights under such licenses solely for purposes of testing and internal use by Company employees and solely during the Transition Period, after which the foregoing grant of license rights shall expire automatically and Company shall be obligated to acquire any additional license rights to Microsoft Back Office products through standard Microsoft distribution channels.

6.4 EXPENSES. Whether or not the transactions contemplated under this Agreement are closed, except as specifically provided in the Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

6.5 ADDITIONAL AGREEMENTS. In case at an time after the Closing Date any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each corporation which is a party to this Agreement shall take all such necessary action.

6.6 CONFIDENTIALITY OBLIGATIONS. Microsoft and Company shall each protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights are granted in any Confidential Information. Without limiting the generality of the foregoing-, no information concerning this Agreement or the transactions contemplated herein shall be disclosed by Microsoft or Company without the consent of the other party except to such party's employees, agents, and attorneys and financial advisors on a need to know basis, provided however that nothing contained herein shall prevent either party at any time from furnishing any such information to the extent required by judicial or administrative process or from making any public disclosure when such party believes in good faith and after consultation with the other party that it is legally required to do so.

6.7 PUBLIC ANNOUNCEMENTS. Microsoft and Company agree to issue a joint press release which shall be approved in advance in writing by both parties and which shall announce their entry into this Agreement.

6.8 TAXES. Any sales or use or similar tax or levy arising from the transactions contemplated by this Agreement shall be the sole responsibility of Company and Company shall indemnify Microsoft from and against any liability arising in connection therewith. Company acknowledges and agrees that Microsoft in its sole and exclusive discretion shall control any defense against an assertion for any such tax or levy at the expense of Company, and that if any such assertion is made to Microsoft, Microsoft shall provide Company with prompt notice of such assertion.

6.9 BULK SALES. Without implication that such laws apply to the transaction contemplated hereby, Company and Microsoft shall not comply with the provisions of the Uniform Commercial Code of any states relating to bulk sales.


                                   ARTICLE VII

                              CONDITIONS PRECEDENT

7.1 CONDITIONS TO COMPANY'S OBLIGATIONS. The obligations of Company hereunder are subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived, in whole or in part, by Company):

         7.1.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Microsoft contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made again on and as of the Closing Date. Microsoft shall have duty performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Microsoft on or before the Closing Date. Microsoft shall furnish Company with a certificate of an appropriate officer of Microsoft, dated the Closing Date, certifying the fulfillment of the foregoing conditions.

         7.1.2 DELIVERY OF SOFTWARE CODE. Microsoft shall have delivered to Company a copy of Source Code that can be compiled into complete Object Code for the software components of the Acquired Assets which are designed to operate on the MVS Platform and the Windows Platforms; provided, however, that Company shall perform any compilation processes and acceptance tests on such Source Code which Company finds necessary or desirable within five (5) days of Microsoft's delivery of such code, and such code shall be deemed to satisfy the foregoing condition unless Company notifies Microsoft within the foregoing five (5) day period of a material error or omission within such Source Code as delivered by Microsoft. Any such notice shall contain sufficient details to enable Microsoft to diagnose and correct any alleged material omissions or other errors, and Microsoft may at its option correct and resubmit the applicable Source Code to Company at any time within thirty (30) days of receiving a rejection notice from Company. In the event Microsoft does not so re-deliver an acceptable version of the software code, then upon Company's request Microsoft shall return to the Company any Shares it has received following the end of such thirty (30) day period and upon any such return neither party shall have any further obligations or liabilities in connection with this Agreement, including, without limitation, in connection with the Assumed Obligations. Except as provided in this paragraph, the Company shall be deemed to have accepted the Acquired Assets upon their delivery.

         7.1.3 CONVEYANCE OF ACQUIRED ASSETS. Microsoft shall have executed and delivered the Assignment and Bill of Sale conveying to Company the Acquired Assets.

         7.1.4    INVESTMENT AGREEMENT.    Microsoft   shall   have executed and
         delivered the Investment Agreement

         7.1.5 OPINION OF COUNSEL. Company shall have received an opinion of Preston Gates & Ellis, counsel to Microsoft, relating to the authorization and enforceability of this Agreement.

7.2 CONDITIONS TO MICROSOFT'S OBLIGATIONS. The obligations of Microsoft hereunder are subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived, in whole or in part, by Microsoft):

          7.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Company contained in this Agreement shall be true and correct in all material respects at the Closing Date as if made again on and as of the Closing Date. Company shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Company on or before the Closing Date. Company shall furnish Microsoft with a certificate of an appropriate officer of Company, dated the Closing Date, certifying the fulfillment of the foregoing conditions.

         7.2.2 DELIVERY OF CONSIDERATION. Company delivers to Microsoft the 100,000 Shares described in Section 3.2.

         7.2.3 ASSUMPTION OF OBLIGATIONS. Company shall have executed and delivered to Microsoft an Assumption of Obligations assuming the Assumed Obligations.

         7.2.4 OPINION OF COUNSEL. Microsoft shall have received an opinion of Parker Chapin Flattau and Kimpl, LLP, counsel to the Company, relating to (i) the authorization and enforceability of this Agreement, (ii) the authorization of the Shares to be issued pursuant to the terms of this Agreement, and (iii) the compliance with any applicable securities laws relating to the issuance of the Shares as contemplated by this Agreement (other than the laws of British Columbia).

         7.2.5 EFFECTIVENESS. THIS AGREEMENT SHALL BECOME EFFECTIVE UPON THE EXECUTION OF THIS AGREEMENT BY COMPANY AND MICROSOFT AND UPON THE SATISFACTION, ON OR BEFORE THE CLOSING DATE, OF THE CONDITIONS SET FORTH IN SECTIONS 7.1 AND 7.2, UNLESS ANY OF SUCH CONDITIONS HAS BEEN WAIVED, IN WHOLE OR IN PART, BY COMPANY OR MICROSOFT, RESPECTIVELY.

                                  ARTICLE VIII
                              CONDITIONS SUBSEQUENT

     Microsoft and Company further agree to comply with their respective obligations as set forth in this Article VIII, and Microsoft and Company agree and acknowledge that in the event either of them materially breaches its customer support obligations as set forth in this Article VIII, the other party shall be entitled to exercise any and all remedies available at law or in equity with respect to such breach. Each of Microsoft and Company further agrees that in the event a party reasonably alleges such a breach, the other party shall negotiate in good faith promptly upon the request of such party with respect to any possible future arrangements between the parties which may address the needs of customers of the software components of the Acquired Assets, and to establish a fair and reasonable pro rata allocation of support revenues associated with providing support to such customers.


8.1 PRODUCT SUPPORT PLAN. During the Transition Period, Microsoft and Company will each carryout their responsibilities for customer support for the software components of the Acquired Assets as set forth in the Transition Plan set forth in Exhibit A hereto. As described in such Transition Plan, during the Follow-On Transition Period, (i) Company will be responsible for providing all customer support for the software components of the Acquired Assets which operate on the MVS Platform and Windows Platforms, and (ii) Microsoft will be responsible for providing customer support to Company for the software components of the Acquired Assets which operate on Other Platforms. Company will have sole responsibility for providing customer support for any versions of the software components of the Acquired Assets which operate on any new platform as a result of Company's development efforts after the Closing. After the expiration of the Transition Period, Microsoft shall have no further obligations to Company or its customers with respect to any technical or other customer support for software components of the Acquired Assets.

8.2 PAYMENTS RELATED TO PRODUCT SUPPORT. During the Initial Transition Period, Microsoft will provide the resources and customer support assistance described in the Transition Plan at no charge to Company. During, the Follow-On Transition Period, (i) Microsoft will provide at no charge to Company secondary customer support as described in the Transition Plan for the software components of the Acquired Assets which operate on Other Platforms, and (ii) Microsoft will provide secondary technical support to Company for the software components of the Acquired Assets which operate on the MVS Platform and Windows Platforms, provided that Company shall pay Microsoft a fee of Five Hundred Dollars (US$500.00) per Unsupported Platform Event. As used herein, an "Unsupported Platform Event' shall mean each instance in which Microsoft resolves a customer problem concerning- the software components of the Acquired Assets that relates to such software as used on the MVS Platform or Windows Platforms. Company shall pay all amounts payable to Microsoft hereunder within thirty (30) days of Microsoft's invoice date.

8.3 CUSTOMER RELATIONSHIPS. Company shall be responsible for maintaining relationships and enforcing agreements with all end users, resellers, distributors, and other licensees of the software components of the Acquired
Assets as of the Closing Date. Microsoft agrees to cooperate with Company in undertaking the customer relations activities described in Exhibit D to this Agreement during the Transition Period. Microsoft does not represent or guarantee, however, that existing customers and other licensees of the software components of the Acquired Assets will maintain or perform under their existing agreements with respect to such software, and Company acknowledges and accepts the risk that such current customers and licensees may terminate such relationships following the Closing Date.

8.4 COMPANY UPGRADES. During the Initial Transition Period, Company shall promptly deliver to Microsoft all error corrections, updates and upgrades it develops or has developed to the software components of the Acquired Assets (collectively, the "Company Upgrades") in Source Code and Object Code form, and Company hereby grants to Microsoft a nonexclusive, nontransferable, worldwide license to use, reproduce, and modify such Company Upgrades solely for purposes of providing product support as required by this Agreement. During the Follow-On Transition Period, Company shall promptly deliver to Microsoft all additional error corrections, updates and upgrades it develops or has developed to the software components of the Acquired Assets as used on the MVS Platform and the Windows Platforms, all in Source Code and Object Code form, and all such additional error corrections, updates and upgrades shall be included in the "Company Upgrades" and shall be subject to the foregoing license grant. In the event Company desires to obtain support for Other Platforms from Microsoft during the Follow-On

Transition Period, Company shall provide any error corrections, updates and upgrades developed by Company which may be relevant to obtaining such support, in Source Code and Object Code form, and shall additional code shall also be included in the "Company Upgrades" and shall be subject to the foregoing license grant. Microsoft shall not retain any rights to Company Upgrades following the expiration of the Transition Period, and at Company's written request Microsoft shall destroy or return all copies of such Company Upgrades at such time; provided, however, that nothing herein shall be deemed to supersede the provisions of Section 6.10 of this Agreement. As further described in the Transition Plan, Company acknowledges that Microsoft will use commercially reasonable efforts to provide customer support in the event Company makes substantial modifications to the Acquired Assets during the Transition Period, but that Microsoft may not be able successfully to resolve such customer support requests notwithstanding Company's delivery of Source Code hereunder.

8.5 MARKETING EFFORTS. The parties agree to undertake the joint marketing efforts described in Exhibit C of this Agreement with respect to the Acquired Assets.

                                   ARTICLE IX
                                 INDEMNIFICATION

9.1.     INDEMNIFICATION BY COMPANY.

         9.1.1 Company shall, at its expense and Microsoft's request, defend any claim or action brought against Microsoft that (a) if true, would constitute a breach of a warranty by Company in Section 5.1, (b) any Company-authored derivative works of the Acquired Assets delivered to Microsoft pursuant to Section 8.1.4 violate any third party's intellectual property or other proprietary rights, or (c) arises in connection with Company's performance of its obligations under Article VIII hereof, and Company will indemnify and hold Microsoft harmless from and against any costs, damages and fees reasonably incurred by Microsoft, including but not limited to fees of attorneys and other professionals, that are attributable to any such claims. Microsoft shall: (i) provide Company reasonably prompt notice in writing of any such claim or action and permit Company, through counsel mutually acceptable to Microsoft and Company, TO answer and defend such claim or action; and (ii) provide Company information, assistance and authority, at Company's expense, to help Company to defend such claim or action. Company will not be responsible for any settlement made by Microsoft without Company's written permission, which permission will not be unreasonably withheld.

         9.1.2 Microsoft shall have the right to employ separate counsel and participate in the defense of any claim or action covered by this
         Section 9. 1. Company shall reimburse Microsoft upon demand for any payments made or loss suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages related to any claim or action under this Section 9. 1.

         9.1.3 Company may not settle any claim or action under this Section 9.1 on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld. In the event Microsoft and Company agree to settle a claim or action, Company agrees not to publicize the settlement without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld.

9.2      INDEMNIFICATION BY MICROSOFT.

         9.2.1 Microsoft shall, at its expense and Company's request, defend any claim or action brought against Company that (a) if true, would constitute a breach of a warranty by Microsoft in Section 5.2, (b) the Acquired Assets as delivered by Microsoft to Company violate any third party's intellectual property or other proprietary rights (regardless of whether such claim arises before or after the Agreement Date), or
         (c) arises in connection with Microsoft's performance of its obligations under Article VIII hereof, and Microsoft will indemnify and hold Company harmless from and against any costs, damages and fees reasonably incurred by Company, including but not limited to fees of attorneys and other professionals, that are attributable to such claim. Company shall: (i) provide Microsoft reasonably prompt notice in writing of any such claim or action and permit Microsoft, through counsel mutually acceptable le to Microsoft and Company, to answer and defend such claim or action; and (ii) provide Company information, assistance and authority, at Microsoft's expense, to help Microsoft to defend such claim or action. Microsoft will not be responsible for any settlement made by Company without Microsoft's written permission which permission will not be unreasonably withheld.

         9.2.2 Company shall have the night to employ separate counsel and participate in the defense of any claim or action covered by this
         Section 9.2. Microsoft shall reimburse Company upon demand for any payments made or loss suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages related to any claim or action under this Section 9.2.

         9.2.3 Company may not settle any claim or action under this Section 9.2 on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld. In the event Microsoft and Company agree to settle a claim or action, Company agrees not to publicize the settlement without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld.

9.3      LIMITATIONS OF LIABILITY.

         9.3.1 NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         9.3.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE PARTIES AGREE THAT EACH OF THEIR AGGREGATE LIABILITY UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ARTICLES V AND VI, SHALL NOT EXCEED TWO MILLION AND FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00). EACH PARTY AGREES AND UNDERSTANDS THAT THE RESULT OF THE FOREGOING LIMITATION ON LIABILITY AND INDEMNIFICATION MAY PREVENT SUCH PARTY FROM RECOVERING LOSSES OR DAMAGES IN CONNECTION WITH OTHERWISE VALID CLAIMS.


                                    ARTICLE X

                                  MISCELLANEOUS

10.1 NOTICES. All notices and requests in connection with this Agreement shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:


To Microsoft:                                      To Company:

Microsoft Corporation                              Proginet Corporation
One Microsoft Way                                  200 Garden City Plaza
Redmond, WA 98052-6399                             Garden City, NY 11 5 3 0
Attention: General Manager                         Attention: Kevin M. Kelly
SNA Server Development

Phone: (206) 882-8080  Phone:            (516)  Phone:  (516) 248-2000
248-2000
Fax: (206) 936-7329                             Fax: (516) 248-3360

Copy to:                                        Copy to:
Law & Corp. Affairs                             Parker Chapin LLP
Fax: (206) 869-1327                             405 Lexington Avenue
                                                New York, NY 10174
                                                Attention: James Alterbaum, Esq.

                                                Phone:(212) 704-6000
                                                Fax: (212) 704-6288

or to such other address as a party may designate pursuant to this notice provision


10.2 DISPUTE RESOLUTION. ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR ANY BREACH THEREOF, SHALL BE SETTLED
EXCLUSIVELY AND FINALLY BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT UPON SUCH AN AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. A DECISION OF THE ARBITRATOR SHALL BE BINDING AND
CONCLUSIVE ON THE PARTIES HERETO AND SHALL NOT BE SUBJECT TO ANY APPEAL. ALL LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE LIMITATIONS SET FORTH IN ARTICLE IX HEREOF, SHALL BE BINDING AND GIVEN FULL FORCE AND EFFECT IN ANY SUCH ARBITRATION. THE FEES AND EXPENSES OF ANY ARBITRATION HEREUNDER, INCLUDING OF THE ARBITRATOR, SHALL BE ADVANCED EQUALLY BY THE PARTIES, AND EACH PARTY SHALL BE RESPONSIBLE FOR ITS OWN ATTORNEYS' FEES IN CONNECTION ` WITH AN ARBITRATION. NOTWITHSTANDING THE FOREGOING, THE PARTIES' FINAL RESPONSIBILITY FOR ALL ARBITRATION FEES AND RELATED ATTORNEYS' FEES AND EXPENSES SHALL BE SUBJECT TO THE FINAL DECISION OF THE ARBITRATOR.

10.3 Assignment. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH PARTY'S RESPECTIVE SUCCESSORS AND LAWFUL ASSIGNS; PROVIDED, HOWEVER,
THAT DURING THE TRANSITION PERIOD COMPANY MAY NOT ASSIGN THIS AGREEMENT OR ANY OF ITS RIGHTS OR OBLIGATIONS



under this Agreement, in whole or in part, without the prior written approval of Microsoft, which consent will not be unreasonably withheld or delayed. For purposes of this Agreement, an `6assigmnent" by Company under this Section shall be deemed to include, without limitation, the following: (a) a merger of Company with another party, except where Company is the surviving entity; (b) any transaction or series of transactions whereby a third party acquires direct or indirect power to control the management and policies of Company, whether through the acquisition of voting securities, by contract, or otherwise; (c) the sale or other transfer of more than fifty percent (50%) of Company's assets (whether in a single transaction or series of transactions), or (d) the transfer of any rights or obligations under this agreement in the course of a liquidation or other similar reorganization of Company.

         7.2.6 10.4 Construction. IF FOR ANY REASON A COURT OF COMPETENT JURISDICTION FINDS ANY PROVISION OF THIS AGREEMENT, OR PORTION THEREOF, TO BE UNENFORCEABLE, THAT PROVISION OF THE AGREEMENT WILL BE ENFORCED TO THE MAXIMUM EXTENT PERMISSIBLE SO AS TO EFFECT THE INTENT OF THE PARTIES, AND THE REMAINDER OF THIS AGREEMENT WILL CONTINUE IN FULL FORCE AND EFFECT. FAILURE BY EITHER PARTY TO ENFORCE ANY PROVISION OF THIS AGREEMENT WILL NOT BE DEEMED A WAIVER OF FUTURE ENFORCEMENT OF THAT OR ANY OTHER PROVISION. THIS AGREEMENT HAS BEEN NEGOTIATED BY THE PARTIES AND THEIR RESPECTIVE COUNSEL AND WILL BE INTERPRETED FAIRLY IN ACCORDANCE WITH ITS TERMS AND WITHOUT ANY STRICT CONSTRUCTION IN FAVOR OF OR AGAINST EITHER PARTY.
         7.2.7 10.5 Entire AGREEMENT. THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER BY MICROSOFT AND IT SHALL NOT BE EFFECTIVE UNTIL SIGNED BY BOTH PARTIES. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTE

          HEREOF AND MERGES ALL PRIOR AND CONTEMPORANEOUS COMMUNICATIONS. IT SHALL NOT BE MODIFIED EXCEPT BY A WRITTEN AGREEMENT DATED ON OR SUBSEQUENT TO THE AGREEMENT DATE AND SIGNED ON BEHALF OF COMPANY AND MICROSOFT BY THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVES.

[remainder of page intentionally left blank]








20

     IN WITNESS VMEREOF, the parties have entered into this Agreement as of the Agreement Date written above.



MICROSOFT CORPORATION                      PROGINET CORPORATION

-------------------------------------      ------------------------------------
By (Sign)                                  By (Sign)

-------------------------------------      ------------------------------------
Name (Print)                               Name (Print)

-------------------------------------      ------------------------------------
Title                                      Title

-------------------------------------      ------------------------------------
Date                                       Date



Solely for purposes of Section 6.2 of this Agreement, the parties whose names are set forth below hereby agree to be bound by the undertakings set forth in
Section 6.2 of this Agreement.



--------------------------------      ----------------------------------------
Kevin M. Kelly                        Joseph T. Mohen

--------------------------------
James F. Kelly



                                    EXHIBIT A

                                 TRANSITION PLAN

During the Initial Transition Period, Microsoft will continue to resolve all customer problems concerning the software components of the Acquired Assets (referred to herein as the "Acquired Software") that have been previously opened prior to the Closing Date. Also during the Initial Transition Period, Microsoft will continue to accept new problems directly from customers until all customers have been provided with instructions for obtaining support from Company. Microsoft will provide assistance and training to Company as reasonably necessary for Company to learn the Acquired Software and to create the necessary infrastructure to support customers. Such activities during Initial Transition Period will involve one visit by Microsoft staff to Company and by Company staff to Microsoft, as necessary. Company will pay all out of pocket cost incurred by Microsoft for any business trips, materials etc. during the Transition Period.

During the Follow-On Transition Period, Company will assume responsibility for customer support for the Acquired Software as used on the MVS Platform and Windows Platforms. Microsoft agrees to provide support for the Acquired Software as used on all other platforms on which the Acquired Software is intended to operate as of the Closing Date at no charge to Company, provided that the initial customer support incident is logged through Company. The parties agree to the payment arrangements set forth in Article VIII of the Agreement with respect to customer support during the Follow-On Transition Period.

The following activities will occur during the Initial Transition Period:

1. Microsoft will send technical staff to Company site in Long Island to:

         A. ASSIST IN THE INSTALLATION OF THE ACQUIRED SOFTWARE ON COMPANY'S MAINFRAME, INCLUDING ALL OF THE OPTIONAL COMPONENTS. MICROSOFT WILL CONDUCT TRAINING SESSIONS AT COMPANY ON THE MVS, LJNIX, WINDOWS, NETWARE, AND OTHER VERSIONS OF THE ACQUIRED SOFTWARE, WITH THE EMPHASIS BEING ON THE MVS AND WINDOWS PLATFORM VERSIONS.

         B. WORK WITH COMPANY TO PREPARE COMPANY MAINFRAME LABORATORY FOR THE SUPPORT OF THE ACQUIRED SOFTWARE, INCLUDING THE CONFIGURATION OF DB2, IMS-TM, CICS, AND THE COBOL AND PL/I COMPILER PROCEDURES. THE OBJECTIVE TO BE ACCOMPLISHED IS TO ELIMINATE THE NEED TO USE THE SUNGUARD SERVICE BUREAU AND INSTEAD USE COMPANY MAINFRAME IN ITS PLACE. ALL THE MAINFRAME SUPPORT FOR THE ACQUIRED SOFTWARE IS TO BE REMOVED FROM SUNGUARD TO COMPANY WITHIN NINETY (90)DAYS AFTER THE CONTRACT IS EXECUTED.

         C. MICROSOFT WILL PROVIDE TRAINING CLASSES IN THE ACQUIRED SOFTWARE.

2. Microsoft will provide machine readable copies of its problem database for the Acquired Software to Company during the Transition Period.
3. Microsoft agrees to provide the Acquired Software test cases and automated testing to Company pursuant to Article 11 of the Agreement.
4. Microsoft will provide the development history database for the Acquired Software, as available, to Company which would include all current and former versions of the Acquired Software.
5. Company will provide free access to its mainframe for Microsoft to support Company with the Acquired Software.

The following activities will occur during the Follow-On Transition Period:

1. Company will receive all customer support calls on all platforms and will be responsible for making initial diagnoses. Company will be responsible for supporting the MVS Platform and Windows Platforms. Microsoft will have the responsibilities defined in paragraph 3 below and Company will forward information from customer calls on such issues as per paragraph 3 below that Company desires Microsoft to support.
2. All problem tracking will be done through Company's new Internet based call tracking system. During this period, Company, Microsoft and customer staff can enter problems into the system, using their own Internet browsers.
3. Microsoft will be responsible for support for Acquired Software for Other Platforms as provided herein after Company staff or support system has received the problem report from the customer and diagnosed it as involving such versions of Acquired Software. Company acknowledges and agrees that Microsoft will not be responsible for providing any customer support for versions of the Acquired Software which operate on any new platform as a result of Company's development efforts after the Closing Date, and also that Microsoft will not be able to provide customer support in the event Company makes substantial modifications to the Acquired Software during the Transition Period, notwithstanding Company's delivery of Source Code to such versions pursuant to Section 8.1.4 of the Agreement.
4. Microsoft and Company will work in good faith to jointly develop, agree on and implement additional procedures related to support resolution, customer communication etc.



                                    EXHIBIT B

                               ASSUMED OBLIGATIONS

1) Customer agreements (listed in Attachment I to this Exhibit B)

2)       Distribution agreements (listed in Attachment 2 to this Exhibit B)

3) XVT Software  License  Agreement  with XVT Software,  Inc.,  dated August 22,
1996.









                                       B-1



                            Attachment 1 to Exhibit B
                               Customer Agreements

------------------------------------------------------------------------------------------------------------
Customer Name                               Billing City             Billing State     Billing Country
------------------------------------------------------------------------------------------------------------
American Management Systems                 Fairfax                  VA
------------------------------------------------------------------------------------------------------------
AMP Society                                 North Sydney                               AUSTRALIA
------------------------------------------------------------------------------------------------------------
Anderson Consulting                         St. Louis                MO
------------------------------------------------------------------------------------------------------------
Anderson Consulting/St of CT                Chicago                  IL
------------------------------------------------------------------------------------------------------------
AT&T-MVS                                    Maitland                 FL
------------------------------------------------------------------------------------------------------------
AT&T-non MVS                                Maitland                 FL
------------------------------------------------------------------------------------------------------------
AT&T - ITS                                  Maitland                 FL
------------------------------------------------------------------------------------------------------------
AvNet                                       Chandler                 AZ
------------------------------------------------------------------------------------------------------------
Blue Cross BS Tenn                          Chatanooga               TN
------------------------------------------------------------------------------------------------------------
BMW of North America                        Woodcliff Lake           NJ
------------------------------------------------------------------------------------------------------------
California PERS                             Sacramento               CA
------------------------------------------------------------------------------------------------------------
Carlson Companies Inc                       Plymouth                 MN
------------------------------------------------------------------------------------------------------------
Case Consult International                  Gent Drougen                               BELGIUM
------------------------------------------------------------------------------------------------------------
Case Consult/Sony                           B-1410 Waterloo                            Belgium
------------------------------------------------------------------------------------------------------------
Case Consult/Winterthur                     B- 1 41 0 Waterloo                         BELGIUM
------------------------------------------------------------------------------------------------------------
CDR                                         Surrey                                     UK
------------------------------------------------------------------------------------------------------------
CDR/British Aerospace                       Surrey                                     UK
------------------------------------------------------------------------------------------------------------
CDR/British Library                         Surrey                                     UK
------------------------------------------------------------------------------------------------------------
CDR/British Telecom                         Surrey                                     UK
------------------------------------------------------------------------------------------------------------
CDR/Integrated Medical Solutions            MKI4601                                    UK
------------------------------------------------------------------------------------------------------------
CDR/ITSA                                    Surrey                                     UK
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
CDR/M&G                                     Surrey                                     UK
------------------------------------------------------------------------------------------------------------
CDR/Mercury                                 Surrey                                     UK
------------------------------------------------------------------------------------------------------------
CDR/Prudential                              Surrey                                     UK
------------------------------------------------------------------------------------------------------------
Chubb                                       Branchburg               NJ
------------------------------------------------------------------------------------------------------------
Cimage Enterprise Sys Ltd                   Ann Arbor                ml
------------------------------------------------------------------------------------------------------------
Citibank                                    New York                 NY
------------------------------------------------------------------------------------------------------------
Citibank Student Loan Corp.                 Pittsford                NY
------------------------------------------------------------------------------------------------------------
CPI/Alltel                                  Jacksonville             FL
------------------------------------------------------------------------------------------------------------
CSC Australia Ply Ltd                       North Sydney                               AUSTRALIA
------------------------------------------------------------------------------------------------------------
Cummins Engine Co                           Columbus                 IN
------------------------------------------------------------------------------------------------------------
Deloitte & Touche/St of Delaware            New Castle               DE
------------------------------------------------------------------------------------------------------------
Detroit Edison                              Detroit                  MI
------------------------------------------------------------------------------------------------------------
Distributed Solutions Inc                   San Francisco            CA
------------------------------------------------------------------------------------------------------------
Documentum                                  Pleasanton               CA
------------------------------------------------------------------------------------------------------------
Dr. Holtman/BV                              Hamburg                                    GERMANY
------------------------------------------------------------------------------------------------------------
DSI / Levi Strauss & Co.                    San Francisco            CA
------------------------------------------------------------------------------------------------------------
EDS                                         Plano                    TX
------------------------------------------------------------------------------------------------------------
EDS/Nad Car Rental                          Plano                    TX
------------------------------------------------------------------------------------------------------------
Fujitsu AustIASS                            Chatswood NSW                              AUSTRALIA
------------------------------------------------------------------------------------------------------------
Household                                   Wood Date                IL
------------------------------------------------------------------------------------------------------------
HWACOM(Rose Data Systems)                   San Jose                 CA
------------------------------------------------------------------------------------------------------------
IBP                                         Dakota City              NE
------------------------------------------------------------------------------------------------------------
Imperial 00                                 Toronto                  Ontario           CANADA
------------------------------------------------------------------------------------------------------------
Intel Corporation                           Folsom                   CA
------------------------------------------------------------------------------------------------------------
Isis                                        Marlborough              MA
------------------------------------------------------------------------------------------------------------
ITT Hartford                                Hartford                 CT
------------------------------------------------------------------------------------------------------------






                                     B-Al. I

                            Attachment 1 to Exhibit B
                               CUSTOMER AGREEMENTS



------------------------------------------------------------------------------------------------------------
JVL                     Paris                                     FRANCE
------------------------------------------------------------------------------------------------------------
JVL / BMW France        Paris                                     FRANCE
                                                                  Paris
                                                                  FRANCE
------------------------------------------------------------------------------------------------------------
JVL / Crica             Paris                                     FRANCE
                                                                  Paris
                                                                  FRANCE
------------------------------------------------------------------------------------------------------------
Kaiser Aluminum         Spokane              WA                   Spokane                       WA
------------------------------------------------------------------------------------------------------------
Lexis-Nexis             Miamisburg           OH                   Miamisburg                    OH
 -----------------------------------------------------------------------------------------------------------
Milestone / TK          Hamburg                                   Germany
Insurance                                                         Hamburg
                                                                  GERMANY
------------------------------------------------------------------------------------------------------------
Navistar International  Oak Brook Terrace    IL                   Oak Brook Terrace             IL
 -----------------------------------------------------------------------------------------------------------
Open Environment Corp   Dallas               TX                   Dallas                        TX
(OEC)
------------------------------------------------------------------------------------------------------------
Oracle/Macroview/EDI    North Point                               HONG KONG
                                                                  North Point
                                                                  HONG KONG
------------------------------------------------------------------------------------------------------------
Oracle/Macroview/HK     North Point                               HONG KONG
lmm.                                                              North Point
                                                                  HONG KONG
------------------------------------------------------------------------------------------------------------
Peregrine               San Diego            CA                   San Diego                     CA

------------------------------------------------------------------------------------------------------------
Praxis                  Alexandria           VA                   Alexandria                    VA

------------------------------------------------------------------------------------------------------------
Praxis/BDM Federal,     Kettering            OH                   Kettering                     OH
Inc
------------------------------------------------------------------------------------------------------------
Praxis/Computer         Alexandria           VA                   Alexandria                    VA
Sciences
------------------------------------------------------------------------------------------------------------
Praxis/DISA -Westhem    Alexandria           VA                   Alexandria                    VA

------------------------------------------------------------------------------------------------------------
PSE&G                   Newark               NJ                   Newark                        NJ
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Selesta Gestione        Torino                                    ITALY
Centri                                                            Torino
                                                                  ITALY
------------------------------------------------------------------------------------------------------------
Selesta/Finsiel         Torino                                    ITALY
                                                                  Torino
                                                                  ITALY
------------------------------------------------------------------------------------------------------------
SHL System House        Ottawa               Ontario
                                                                  Ottawa                        Ontario
------------------------------------------------------------------------------------------------------------
SHL/MCI                 Cerritos             CA
                                                                  Cerritos                      CA
------------------------------------------------------------------------------------------------------------
Simba/PageAhead         Seattle              WA
                                                                  Seattle                      WA
------------------------------------------------------------------------------------------------------------
SNET/OEC                New Haven            CT
                                                                  New Haven                     CT
------------------------------------------------------------------------------------------------------------
SNS (IAS Dist)
------------------------------------------------------------------------------------------------------------
SW Bell Mobile          Dallas               TX
                                                                  Dallas                       TX
------------------------------------------------------------------------------------------------------------
Tadiran                 Givat Shmuel                              ISRAEL
                                                                  Givat Shmuel
                                                                  ISRAEL
------------------------------------------------------------------------------------------------------------
TCI/Vartec              Denver               CO
                                                                  Denver                       co
------------------------------------------------------------------------------------------------------------
Teranet                 Whitby               Ontario              Canada
                                                                  Whitby                       Ontario
                                                                  Canada
------------------------------------------------------------------------------------------------------------
Transaction             Santa Monica         CA
Technology Inc.                                                   Santa Monica                 CA
------------------------------------------------------------------------------------------------------------
Transquest Into Sol     Atlanta              GA
                                                                  Atlanta                      GA
------------------------------------------------------------------------------------------------------------
TRW                     Oakland              CA
                                                                  Oakland                      CA
------------------------------------------------------------------------------------------------------------
UCC                     Seodaemoon-Ku        Seol                 KOREA
                                                                  Seodaemoon-Ku                Seoul
                                                                  KOREA
------------------------------------------------------------------------------------------------------------
Unify                   Sacramento           CA
                                                                  Sacramento                   CA
------------------------------------------------------------------------------------------------------------
Uniplex Limited         Hertfordshire                             UK
                                                                  Hertfordshire
                                                                  UK
------------------------------------------------------------------------------------------------------------
United Healthcare       Hartford             CT
Services                                                          Hartford                     CT
------------------------------------------------------------------------------------------------------------
United Insurance        Chicago              IL
Chicago
IL
------------------------------------------------------------------------------------------------------------
United Technologies /   Bloomfield           CT
Otis Elev                                                         Bloomfield                   CT
------------------------------------------------------------------------------------------------------------
Unitel Comm             Toronto              Ontario              CANADA
                                                                  Toronto                      Ontario
                                                                  ICANADA
------------------------------------------------------------------------------------------------------------
Wang Labs               Lowell               MA
                                                                  Lowell                       MA
                                                                  I
------------------------------------------------------------------------------------------------------------







                                     B-Al.2
                            Attachment 2 to Exhibit B
                             DISTRIBUTION AGREEMENTS





------------------------------------------------------------------------------------------------------------
  CUSTOMER NAME                                  TYPE OF AGREEMENT
------------------------------------------------------------------------------------------------------------
  Case Consult International                     Distributor, International
------------------------------------------------------------------------------------------------------------
  CDR                                            Distributor, International
------------------------------------------------------------------------------------------------------------
  Cimage Enterprise Sys Ltd                      ISV
------------------------------------------------------------------------------------------------------------
  Documentum                                     ISV
------------------------------------------------------------------------------------------------------------
  Dr. Holtman & Partners GMBH                    Consulting and tech support to the customers of Milestone
------------------------------------------------------------------------------------------------------------
  JVL                                            Distributor, International
------------------------------------------------------------------------------------------------------------
  Milestone/TK Insurance                         ISV
------------------------------------------------------------------------------------------------------------
  Open Environment Corp (OEC)                    Reseller
------------------------------------------------------------------------------------------------------------
  Oracle/Macroview                               Distributor, International
------------------------------------------------------------------------------------------------------------
  Peregrine                                      SW LIC/ISV
------------------------------------------------------------------------------------------------------------
  Praxis                                         Distributor, Federal
------------------------------------------------------------------------------------------------------------
  Selesta Gestione Centri                        Distributor, International
------------------------------------------------------------------------------------------------------------
  SHL System House                               Reseller
------------------------------------------------------------------------------------------------------------
  SNS ([AS Dist)                                 Distributor, International
------------------------------------------------------------------------------------------------------------
  Tadiran                                        Distributor, International
------------------------------------------------------------------------------------------------------------
  TCI/Vartec                                     LSV
------------------------------------------------------------------------------------------------------------
  TRW                                            ISV
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------

  UCCc                                           Distributor, International
------------------------------------------------------------------------------------------------------------
  Unify                                          SW Lic/ISV
------------------------------------------------------------------------------------------------------------
  Wang Labs                                      SW Lic/ISV
------------------------------------------------------------------------------------------------------------


                                      B-A2

                                    EXHIBIT C
                          JOINT SALES AND SUPPORT PLAN

Microsoft and Company have the common goal of making available the best solutions for integrating

BackOffice with IBM mainframes. Accordingly, Microsoft and Company agree to the following:

1. Company executive management and VP of Microsoft's DB and TP division agree to meet, and develop ways to work together to leverage the core competencies and strengths of both organizations to support the enterprise customers.
2. Microsoft and the Company will jointly inform TransAccess customers and distributors (as identified in Exhibit B), for both United States and international, along guidelines determined by appropriate Microsoft and Company management.

3. Microsoft and Company agree to jointly collaborate consistent with the terms of this agreement, as follows:

         a. Microsoft will provide introduction to the large systems integrators that have been involved with the TransAccess business, as Microsoft
         deems   appropriate.
         b.   Microsoft   will   provide   Company   with
         introductions,  as  appropriate,  to contacts  within  Microsoft  field
         organization   that  deal  with  integration  of  BackOffice  with  IBM
         mainframes.
         c. According to normal and customary Microsoft practice, Microsoft may
         provide   Company  with  references  of  solution   providers   and/or
         customers, as appropriate, who express an interest in integrating BackOffice with IBM mainframes, and Microsoft may also provide solution providers and/or customers with references to the Company.
         d. Company will be invited to attend, as appropriate, at Microsoft Consulting Services and SE force training events, in order to ensure that MCS and SE staff are aware of Company solutions that integrate BackOffice with IBM mainframes.
         e. Microsoft and Company agree to have quarterly meetings during the 18-month transition period to review marketing/sales activities and determine future activities.

                                    EXHIBIT D

                           CUSTOMER RELATIONS PROGRAM

To effectively manage customer relationships and prospects and to reasonably assure a high level of comfort and satisfaction for customers, the parties agree to engage in the following Customer Relations Program.

I. Joint Letter to Customers - A joint letter will be sent to all existing customers, as well as those designated to be in the pipeline. The letter will contain the following points:

         A.    Nature of the transaction.
         B.    Microsoft's and Company's strong ongoing relationship.
         C. Invitation to the upcoming joint event with Microsoft and Company.
         D. Detailing that Microsoft and Company are developing integration solutions.

II. Joint Event for Microsoft and Company - Perhaps an addition to an existing planned Microsoft function (PDC, Viper/Cedar Technology Preview, or sales meeting), to inform customers face to face about the transition and the strong relationship between Microsoft and Company. Alternative approach by Microsoft would be acceptable.

III. Selected Joint Visits - A specific group of customers to be jointly agreed upon by the parties will be jointly visited by Company Management and Microsoft personnel, to address any concerns about the transition. The Microsoft personnel should include the current Microsoft Sales Team, as well as the Major Account Manager of the specific area.

IV. Microsoft Manager - Microsoft will designate a manager at Microsoft to be responsible to work with Company to assure quality and timely service during, the transition period.

                                    EXHIBIT E
                                     FORM OF
                              INVESTMENT AGREEMENT

     INVESTMENT AGREEMENT ("Investment Agreement") entered into as of the 17th day of December between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and Proginet Corporation, a Delaware corporation located at 200 Garden City Plaza, Garden City, New York 11530 ("Company").


                                    RECITALS
         A. Microsoft and Company have entered into an Asset Purchase Agreement of even date herewith (the "ASSET PURCHASE AGREEMENT"). B. The Asset Purchase Agreement provides that Microsoft will sell certain assets to Company. In exchange for the assets, Company will assume certain of Microsoft's liabilities and issue shares of Company's common stock, par value $.00I (the "SHARES") as specified in the Asset Purchase Agreement. C. All capitalized terms shall have the same meaning as defined in the Asset Purchase Agreement unless otherwise indicated herein.

         INTENDING TO BE LEGALLY BOUND, and in consideration of the premises and
         the  mutual  representations,   warranties,  covenants  and  agreements
         contained herein, Microsoft and Company hereby agree as follows:


                                    AGREEMENT

         1. Microsoft Representations and Agreements. Microsoft hereby represents, warrants and agrees that:

         1.1 Investor Status. Microsoft: (i) is (a) a "sophisticated purchaser" as that term is defined in Appendix A to Form 20A of the Securities Act (British Columbia) 1985 (the "BC Act"), and (b) an "accredited investor" as that term is defined in Rule 501(a)(5) of Regulation D of the Securities Act of 1933 (the "1933 Act"), (ii) is acquiring the Shares for its own account, (iii) has the knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the prospective investment; and (iv) does not intend to make a distribution of the Shares or otherwise act as an "underwriter" within the meaning of
              Section 2(11) of the 1933 Act.
         1.2 Company Disclosure Documents. Microsoft has received copies of all of Company's disclosure documents that have been filed with
the  British Columbia   Securities   Commission  ("BCSC")  since  November  1,
1995, and a description of the Shares to be issued pursuant to the terms of the Asset Purchase Agreement.
         1.3 Transfer Restrictions. Microsoft agrees that any and all transfers of Shares received pursuant to the Asset Purchase Agreement, shall be limited as follows:

              (a) No Shares may be sold or  otherwise  transferred  by Microsoft prior to the 18-Month  Anniversary  Date.
              (b) During  the  six-month  period after the 18-Month  Anniversary
                  Date,   Microsoft   shall be permitted, but not obligated, to
                  sell: (i) the 100,000 Shares initially issued pursuant to Section 3.2 of the Asset Purchase Agreement.



         (c) During the six month period beginning 24 months after the Closing Date, Microsoft shall be permitted, but not obligated, to sell: (a) any of the Shares described in Section 1.3(b) above, and (ii) one-third (1/3) of the Shares issuable to Microsoft pursuant to Sections 3.1.2 and 3.2 of the Asset Purchase Agreement.

          (d) During the six month period beginning 30 months after the Closing Date, Microsoft shall be permitted, but not obligated, to sell: (a) any of the Shares described in Section 1.3 (b) above, and (ii) an additional one-third (1/3) of the Shares issuable to Microsoft pursuant to Sections 3.1.2 and 3.2 of the Asset Purchase Agreement (i.e., a cumulative total of 2/3 of such latter categories of Shares).

          (e) On the 36-month anniversary date of the Closing Date, all of the Shares issued to Microsoft pursuant to the terms of the Asset Purchase Agreement shall be freely saleable, subject only to the restrictions of Section 1.4 below, by Microsoft

              1.4 Restrictions. Subject to the restrictions contained in Section 1.3, Microsoft will not offer to sell, exchange, transfer, pledge or otherwise dispose of any of the Shares unless at such time at least one of the following is satisfied:

     (a) a registration statement under the BC Act or the 1933 Act, whichever is applicable, covering the Shares proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the BCSC or the SEC, whichever is applicable, and made effective under either the BC Act (through the issuance of a receipt by the BCSC) or the 1933 Act;

     (b) such transaction shall be permitted pursuant to the provisions of Rule 144 under the 1933 Act ("RULE 144");

          (c) counsel to Microsoft reasonably acceptable to Company shall have advised Microsoft that no registration under the BC Act or 1933 Act would be required in connection with the proposed sale, transfer or other disposition; or

         (d) an authorized representative of the BCSC or the SEC shall have rendered written advice to Microsoft (sought by Microsoft or counsel to Microsoft after prior notice to Company) to the effect that the BCSC or the SEC would take no action, or that the staff of the BCSC or the SEC would not recommend that the BCSC or SEC take action, with respect to the proposed sale, transfer or other disposition if consummated.

         1.5 Restrictive Legend(s). All certificates representing the Shares deliverable to Microsoft pursuant to the Asset Purchase Agreement and any certificates subsequently issued with respect thereto or in substitution therefor, unless a sale, transfer or other disposition is executed pursuant to one or more of the alternative conditions set forth in Section 1.4 shall have occurred, or unless the conditions of paragraph (k) of Rule 144 shall have been satisfied, and shall bear a legend substantially as follows:

         "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act (British Columbia) 1985, as amended, and the other conditions specified in that certain Investment Agreement, a copy of which may be inspected by the holder of this certificate at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530, or Proginet Corporation will furnish, without charge, a copy thereof to the holder of this certificate upon written request therefor."

     Should the Shares be registered with the Securities and Exchange Commission during the 30 months after the Closing Date, Microsoft shall return to Company its Shares containing the above legend.


                                       E-2

     Company shall promptly replace these Shares with the same number of Shares bearing the following legend:

              "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act (British Columbia) 1985, as amended, and the other conditions specified in that certain Investment Agreement, a copy of which may be inspected by the holder of this certificate at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530, or Proginet Corporation will furnish, without charge, a copy thereof to the holder of this certificate upon written request therefor."

     Company, at its discretion, may cause a stop transfer order to be placed with its transfer agent(s) with respect to the certificates for the Shares but not as to the certificates for any part of the Shares as to which said legend is no longer appropriate when one or more of the alternatives set forth in Section 1.4 shall have been satisfied and the contractual agreement not to engage in Sales as set forth in Section 1.3 has been satisfied or waived by Company. Company covenants that upon the request of Microsoft, it will remove said legend when a sale, transfer or other disposition is executed in compliance with Sections 1.3 and one of the alternatives in Section 1.4.

         1.6 Observation of BC and 1933 Acts. Microsoft will observe and comply with the BC Act and 1933 Act, whichever is applicable, and the General Rules and Regulations thereunder, as now in effect and as from to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, pledge, transfer or other disposition of the Microsoft Common Shares or any part thereof including the prospectus delivery requirements of the BC and 1933 Acts.

         2. REGISTRATION. Company shall have the obligation, at Company's sole expense, to register the Shares issued to Microsoft in connection with the Asset Purchase Agreement as set forth in, and subject to, Section
         6.1 of the Asset Purchase Agreement. Sales pursuant to such a registration shall be in a manner consistent with the provisions of
         Section 1.3 and 1.4.

 3. REPORTS. If the Shares are registered with the SEC, from and after the 18-Month Anniversary Date, and for so long as necessary in order to permit Microsoft to sell the Shares pursuant to Rule 144, Company will use its best efforts to file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, referred to in paragraph (c)(1) of Rule 144 (or, if applicable, Company will use its best efforts to make publicly available the information regarding itself referred to in paragraph (c)(2) of Rule 144), in order to permit Microsoft to sell, pursuant to the terms and conditions of Rule 144, the Shares.
          4. STOCK, SPLIT, RECLASSIFICATION OF SHARES. Should Company effect any stock split or reclassification of its shares of common stock, such stock split or reclassification shall apply to the terms of this Agreement, and the number of Shares which have been issued to Microsoft and which Microsoft may sell pursuant Section 1.3 to this Agreement shall be adjusted accordingly.
          5. WAIVER. No waiver by any party hereto of any condition or of any breach of any provision of this Investment Agreement shall be effective unless in writing.
          6. NOTICES. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Investment Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered by hand or upon receipt if mailed by registered or certified mail, postage prepaid, return requested, or sent by express courier, or by facsimile upon written confirmation of receipt by the recipient of such notice to the party at the address set forth below, or such other address as may be hereafter be designated in writing by the party:






                                       E-3

------------------------------------------------------------------------------------------------------------
To Microsoft:                                             To Company:
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Microsoft Corporation                                     Proginet Corporation
------------------------------------------------------------------------------------------------------------
One Microsoft Way                                         200 Garden.City Plaza
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
Redmond, WA 98052-6399                                    Garden City, NY 11530
------------------------------------------------------------------------------------------------------------
Attention: General Manager,  Attention: Kevin M. Kelly
------------------------------------------------------------------------------------------------------------
SNA Server Development
------------------------------------------------------------------------------------------------------------
Phone: (206) 882-8080                                     Phone: (516) 248-2000
------------------------------------------------------------------------------------------------------------
Fax: (206) 936-7329                                       Fax: (516) 248-3360
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Copy to:                                                  Copy to:
------------------------------------------------------------------------------------------------------------
Law & Corporate Affairs, US Legal                         Parker Chapin Flattau and Kimpl, LLP
------------------------------------------------------------------------------------------------------------
Fax: (206) 869-1327                                       405 Lexington Avenue
------------------------------------------------------------------------------------------------------------
                                                          New York, NY 10174
------------------------------------------------------------------------------------------------------------
                                                          Attention:  James Alterbaum, Esq.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                          Phone:  (212) 704-6000
------------------------------------------------------------------------------------------------------------
                                                          Fax:    (212) 704-6288


         6. COUNTERPARTS. This Agreement may be executed in two or more partially or fully executed counterparts each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. `Me execution and delivery of a Signature Page - Investment Agreement in the form annexed to this Agreement by any party hereto who shall has been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.
          7. SUCCESSORS AND ASSIGNS. This Investment Agreement shall be enforceable by and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the terms "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.
          8. DISPUTE RESOLUTION. Any dispute, controversy or claim arising, out of or in connection with this Agreement, or any breach thereof, shall be addressed in accordance with Section 10.2 of the Asset Purchase Agreement.
          9. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, such provision and all other related provisions shall be modified rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event all other unrelated provisions of this Agreement shall be deemed valid and enforceable to the full extent.
          10. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Investment Agreement.

          11. DEFINITIONS. All capitalized terms used herein shall have the meaning defined in the Asset Purchase Agreement, unless otherwise defined herein.
          12. THIRD PARTY RELIANCE. Counsel to the parties shall be entitled to rely upon this Investment Agreement as needed in the rendering of opinions as provided for in the Asset Purchase Agreement. 13. CONFIDENTIALITY. Microsoft and Company agree to keep confidential all information in accordance with Section 6.6 of the Asset Purchase Agreement specifically including without limitation the amount of cash and the number of Shares to be issued.

                                       E-4

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

MICROSOFT CORPORATION                    PROGINET CORPORATION


---------------------------------------- ---------------------------------------

By (Sign)                                      By (Sign)
                                               Name (Print)      Name (Print)

                                               Title    Title


















E-5

EXHIBIT F
FORM OF
ASSIGNMENT AND BILL OF SALE


     THIS ASSIGNMENT AND BILL OF SALE (this "Assignment and Bill of Sale") is delivered pursuant to that certain Asset Purchase Agreement, dated as of December 6, 1996, ("APA") between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and Proginet Corporation, a Delaware corporation located at 200 Garden City Plaza, Garden City, New York 11530 ("Company"). The terms and provisions of the APA shall apply to this Assignment and Bill of Sale. All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the APA.


RECITALS
         7.2.8 A. UNDER THE APA, MICROSOFT AGREED TO SELL TO COMPANY AND COMPANY AGREED TO PURCHASE FROM MICROSOFT CERTAIN ASSETS AND RIGHTS OF MICROSOFT PERTAINING TO THE ACQUIRED ASSETS. 7.2.9 B. IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE APA, MICROSOFT AGREED TO ASSIGN CERTAIN ASSETS AND RIGHTS PERTAINING TO THE ACQUIRED ASSETS TO COMPANY.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Microsoft hereby agrees as follows:

         7.2.10   1.       SALE AND ASSIGNMENT

         Microsoft hereby sells, conveys, transfers, assigns and delivers to Company all right, title and interest in and to the Acquired Assets, free and clear of all liens, claims, charges and encumbrances, including without limitation the following:

         (a) Netwise Assets. All software, documentation, test cases, development history database, training materials and related proprietary materials acquired by Microsoft from Newts, Inc. (the "Netwise Assets") under an Asset Purchase Agreement dated October 27, 1995 (the "Netwise Asset Purchase Agreement").
         (b) Netwise Assets Further Developed or Modified by Microsoft. All error corrections and updates to the Netwise Assets, documentation and materials related to the Netwise Assets developed by Microsoft between October 27, 1995 and the Closing Date of this Agreement.
         (c) Other Assets. All of Microsoft's intangible assets acquired pursuant to the Netwise Asset Purchase Agreement, including goodwill, going concern value, customer lists, contracts, agreements, licenses or license agreements, commitments, warranties, claims and other choate and inchoate rights, but excluding without limitation, the Retained Assets, cash,


F-I
marketable   securities,   receivables   and  rights   relating  to  contractual
obligations (other than the Assumed Obligations).

         7.2.11   2.       MICROSOFT'S COVENANTS

         Microsoft hereby covenants and agrees that it will, at the reasonable request of Company, execute and deliver, and will cause to be executed and delivered, such further instruments of sale, transfer, conveyance and assignment and take such other action as may reasonably be required to more effectively sell, transfer, convey, assign and deliver to, and vest in, Company, title to and possession of the assets hereby sold, transferred, conveyed, assigned and delivered, and to put Company in actual possession and operating control thereof.

         7.2.12   3.       ATTORNEY-IN-FACT

         Microsoft hereby irrevocably constitutes and appoints Company, and its successors and assigns, as its attorney-in-fact, with full power of substitution, in its name or otherwise, on behalf of Microsoft for Company's use, to claim, demand, collect and receive at any time and from time to time any and all assets, properties, claims, accounts and other rights, tangible or intangible, real, personal or mixed sold, transferred, conveyed, assigned and delivered under this Assignment and Bill of Sale.

         7.2.13   4.       APA

         Microsoft, by its execution of this Assignment and Bill of Sale, and Company, by its acceptance and consent to the form of this Assignment and Bill of Sale, each hereby acknowledge and agree that:

         (a) The terms and provisions of the APA shall apply to this Assignment and Bill of Sale, and the terms and conditions of this Assignment and Bill of Sale shall be construed consistently therewith; and

         7.2.14 (B) NEITHER THE REPRESENTATIONS AND WARRANTIES NOR THE RIGHTS (INCLUDING INDEMNIFICATION) AND REMEDIES OF ANY PARTY UNDER THE APA SHALL BE DEEMED TO HAVE BEEN ENLARGED OR ALTERED IN ANY WAY BY THE EXECUTION, ACCEPTANCE AND APPROVAL OF THIS ASSIGNMENT AND BILL OF SALE.

         5.   Effective Date of Assignment and Bill of Sale

              This Assignment and Bill of Sale shall be deemed effective for all purposes as of the Closing Date of the APA.

     IN WITNESS WHEREOF, Microsoft has executed this Assignment and Bill of Sale effective as of the ___ day of __________ 1996.



MICROSOFT CORPORATION



By
     ITS V:P,       6,s-c-s + -T@ S 0-@ IDIAS


ACCEPTED:

PROGINET CORPORATION


By

Its








F-3

EXHIBIT G
FORM OF
ASSUMPTION OF OBLIGATIONS


     THIS ASSLWTTON OF OBLIGATIONS ("Assumption") is made by and between Proginet Corporation, a Delaware corporation ("Company"), and Microsoft Corporation, A Washington corporation ("Microsoft"). This Assumption is delivered pursuant to that certain Asset Purchase Agreement, dated as of December 6, 1996, ("APA"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the APA.


RECITALS
         7.2.15 A. UNDER THE APA, MICROSOFT AGREED TO SELL AND COMPANY AGREED TO PURCHASE FROM MICROSOFT CERTAIN ASSETS OF MICROSOFT ACQUIRED BY MICROSOFT FROM NETWISE, INC. (THE

        "NETWISE ASSETS") UNDER AN ASSET PURCHASE AGREEMENT DATED OCTOBER 27, 1995 BETWEEN MICROSOFT AND NETWISE, INC. 7.2.16 B. IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE APA, COMPANY AGREED TO ASSUME CERTAIN CONTRACTUAL OBLIGATIONS OF MICROSOFT WITH RESPECT TO THE ACQUIRED ASSETS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


1.       ASSIGNMENT AND ASSUMPTION

     Microsoft hereby assigns to Company, and Company hereby assumes and agrees, subject to the exclusions and limitations contained in the APA, to perform, pay or discharge the Assumed Obligations as they are defined in the APA.

     Except for the Assumed Obligations or as otherwise provided in the APA, Company assumes no debt, liability or obligation of Microsoft by this Assumption, and it is expressly understood and agreed that all debts, liabilities and obligations other than the Assumed Obligations shall remain the sole obligation of Microsoft, its successors and assigns, and no person other than Microsoft shall have any rights under this Assumption.


2.       APA

     Company, by its execution of this Assumption, and Microsoft, by its acceptance and consent to the form of this Assumption, each hereby acknowledge and agree that:

         7.2.17 (A) THE TERMS AND PROVISIONS OF THE APA SHALL APPLY TO THIS ASSUMPTION, AND THE TERMS AND CONDITIONS OF THIS ASSUMPTION SHALL BE CONSTRUED CONSISTENTLY THEREWITH; AND



G- I
         7.2.18 (B) NEITHER THE REPRESENTATIONS AND WARRANTIES NOR THE RIGHTS (INCLUDING INDEMNIFICATION) AND REMEDIES OF ANY PARTY UNDER THE APA SHALL BE DEEMED TO HAVE BEEN ENLARGED OR ALTERED IN ANY WAY BY THE EXECUTION, ACCEPTANCE AND APPROVAL OF THIS ASSUMPTION, AND THIS ASSUMPTION SHALL NOT ENLARGE ANY RIGHTS OF THIRD PARTIES UNDER ANY OF THE ASSUMED OBLIGATIONS.


3.       EFFECTIVE DATE OF ASSUMPTION

     This Assumption shall be deemed effective for all purposes as of the Closing Date of the APA.

     IN WITNESS WHEREOF, Microsoft and Company have executed this Assumption effective as of the ___ day of ____________ of 1996.


PROGRNET CORPORATION
By
Its

ACCEPTED:
MICROSOFT CORPORTION

Its







G-2
INVESTMENT AGREEMENT

     INVESTMENT AGREEMENT ("INVESTMENT AGREEMENT") entered into as of the ___ day of December between MICROSOFT CORPORATION, A Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("MICROSOFT") and PROGINET CORPORATION, a Delaware corporation LOCATED at 200 Garden City Plaza, Garden City, New York 11530 ("COMPANY").


RECITALS
         7.2.19 A. MICROSOFT AND COMPANY HAVE ENTERED INTO AN ASSET PURCHASE AGREEMENT OF EVEN DATE HEREWITH (THE "Asset Purchase Agreement").
         7.2.20 B. THE Asset PURCHASE AGREEMENT PROVIDES THAT MICROSOFT WILL sell CERTAIN ASSETS TO COMPANY. IN exchange for the ASSETS, COMPANY WILL ASSUME CERTAIN OF MICROSOFT'S LIABILITIES AND ISSUE SHARES OF COMPANY'S COMMON STOCK, PAR VALUE S.001 (THE "Shares") AS specified IN THE Asset PURCHASE AGREEMENT. 7.2.21 C. ALL CAPITALIZED TERMS SHALL HAVE THE SAME MEANING as DEFINED IN THE Asset PURCHASE AGREEMENT UNLESS OTHERWISE INDICATED HEREIN.

         INTENDING TO BE LEGALLY BOUND, and in consideration of the premises and
         THE  mutual  representations,   warranties,  covenants  and  agreements
         contained herein, Microsoft and Company hereby agree as follows:


AGREEMENT
         7.2.22   1.       Microsoft Representations and Agreements. MICROSOFT
         HEREBY REPRESENTS, WARRANTS AND AGREES THAT:

         1.1 Investor Status. Microsoft: (i) is (a) a "SOPHISTICATED PURCHASER" AS that term is DEFINED in Appendix A to Form 20A of the Securities Act (British Columbia) 1985 (the "BC ACT"), and (b) an "ACCREDITED INVESTOR" as that term is defined in Rule 50 1 (a)(5) of Regulation D of THE Securities Act of 1933 (the "1933 ACT");
              (ii) is acquiring the Shares for its own account, (iii) has the knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the prospective investment; and (iv) does not intend to make a distribution of the Shares or otherwise act as an "UNDERWRITER" within the meaning of
              Section 2(11) of the 1933 Act.
         1.2 Company Disclosure Documents. Microsoft has received copies of ALL of Company's disclosure documents that have been filed with the British Columbia Securities Commission ("BCSC") since November 1, 1995, and a description of the Shares to be issued pursuant to the terms of the Asset Purchase Agreement.

         1.3 Transfer Restrictions. Microsoft agrees that any and all transfers of Shares received pursuant to the Asset Purchase Agreement, shall be limited as follows:

              (A) No Shares may be sold or otherwise transferred by Microsoft prior to the 18-Month Anniversary Date.

              (b) During the six month period after the 18-Month Anniversary Date, Microsoft shall be permitted, but not obligated, to sell:
              (i) the 100,000 Shares initially issued pursuant to

Section 3.2 of the Asset Purchase Agreement.

         7.2.23 (C) DURING THE SIX MONTH PERIOD BEGINNING 24 MONTHS AFTER THE CLOSING, DATE, MICROSOFT SHALL BE PERMITTED, BUT NOT OBLIGATED, TO
         SELL: (A) ANY OF THE SHARES DESCRIBED IN SECTION 1.3(B) ABOVE, AND (II) ONE-THIRD (1/3) OF THE SHARES ISSUABLE TO MICROSOFT PURSUANT TO SECTIONS 3.1.2 AND 3.2 OF THE ASSET PURCHASE AGREEMENT.
         7.2.24 (D) DURING THE SIX MONTH PERIOD BEGINNING 30 MONTHS AFTER THE CLOSING DATE, MICROSOFT SHALL BE PERMITTED, BUT NOT OBLIGATED, TO SELL
         (A) ANY OF THE SHARES DESCRIBED IN SECTION 1.3
(b) above, and (ii) an additional one-third (1/3) of the Shares issuable to Microsoft pursuant to Sections

3.1.2 and 3.2 of the Asset Purchase Agreement (i.e., a cumulative total of 2/3 of such latter categories of Shares).

         7.2.25 (E) ON THE 36-MONTH ANNIVERSARY DATE OF THE CLOSING DATE, ALL OF THE SHARES ISSUED TO MICROSOFT PURSUANT TO THE TERMS OF THE ASSET PURCHASE AGREEMENT SHALL BE FREELY SALEABLE, SUBJECT ONLY TO THE RESTRICTIONS OF SECTION 1.4 BELOW, BY MICROSOFT.

         1.4 Restrictions. Subject to the restrictions contained in Section 1.3, Microsoft will not offer to sell, exchange, transfer, pledge or otherwise dispose of any of the Shares unless at such time at least one of the following is satisfied:

              (a) a  registration  statement  under  the BC Act or the 1933 Act, whichever is applicable, covering the Shares proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the BCSC or the SEC, whichever is applicable, and made effective under either the BC Act (through the issuance of a receipt by the BCSC) or the 1933 Act;
              (b) such transaction shall be permitted pursuant to the provisions of Rule 144 under the 1933 Act ("Rule 144");
              (c) counsel to Microsoft  reasonably  acceptable  to Company shall have advised Microsoft that no registration under the BC Act or 1933 Act would be required in connection with the proposed sale, transfer or other disposition; or

         7.2.26 (D) AN AUTHORIZED REPRESENTATIVE OF THE BCSC OR THE SEC SHALL HAVE rendered written advice to Microsoft (sought by Microsoft or counsel to Microsoft after prior notice to Company) to the effect that the BCSC or the SEC would take no action, or that the staff of the BCSC or the SEC would not recommend that the BCSC or SEC take action, with respect to the proposed sale, transfer or other disposition if consummated.

         7.2.27 1.5 RESTRICTIVE LEGEND(S). ALL CERTIFICATES REPRESENTING THE SHARES DELIVERABLE TO MICROSOFT PURSUANT TO THE ASSET PURCHASE AGREEMENT AND ANY CERTIFICATES SUBSEQUENTLY ISSUED WITH RESPECT THERETO OR IN SUBSTITUTION THEREFOR, UNLESS A SALE, TRANSFER OR OTHER DISPOSITION IS EXECUTED PURSUANT TO ONE OR MORE OF THE ALTERNATIVE CONDITIONS SET FORTH IN SECTION 1.4 SHALL HAVE OCCURRED, OR UNLESS THE CONDITIONS OF PARAGRAPH (K) OF RULE 144 SHALL HAVE BEEN SATISFIED, AND SHALL BEAR A LEGEND SUBSTANTIALLY AS FOLLOWS:

         y

     "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act (British Columbia) 1985, as amended, and the other conditions specified in that certain Investment Agreement, a copy of which may be inspected by the holder of this certificate at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530, or Proginet Corporation will furnish, without charge, a copy thereof to the holder of this certificate upon written request therefor."

     Should the Shares be registered with the Securities and Exchange Commission during, the 30 months after the Closing Date, Microsoft shall return to Company its Shares containing the above legend. Company shall promptly replace these Shares with the same number of Shares bearing the following, legend:

     0

     "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act (British Columbia) 1985, as amended, and the other conditions specified in that certain Investment Agreement, a copy of which may be inspected by the holder of this certificate at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530, or Proginet Corporation will furnish, without charge, a copy thereof to the holder of this certificate upon written request therefor.'

     Company, at its discretion, may cause a stop transfer order to be placed with its transfer agent(s) with respect to the certificates for the Shares but not as to the certificates for any part of the Shares as to which said legend is no longer appropriate when one or more of the alternatives set forth in Section 1.4 shall have been satisfied and the contractual agreement not to engage in Sales as set forth in Section 1.3 has been satisfied or waived by Company. Company covenants that upon the request of Microsoft, it will remove said legend when a sale, transfer or other disposition is executed in compliance with Sections 1.3 and one of the alternatives in Section 1.4.

         7.2.28 1.6 OBSERVATION OF BC AND 1933 ACTS. MICROSOFT WILL OBSERVE AND COMPLY WITH THE BC Act and 1933 Act, whichever is applicable, and the General Rules and Regulations thereunder, as now in effect and as from to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, pledge, transfer or other disposition of the Microsoft Common Shares or any part thereof including the prospectus delivery requirements of the BC and 1933 Acts.

         7.2.29 2. REGISTRATION. COMPANY SHALL HAVE THE OBLIGATION, AT COMPANY'S SOLE EXPENSE, TO REGISTER THE SHARES ISSUED TO MICROSOFT IN CONNECTION WITH THE ASSET PURCHASE AGREEMENT AS SET FORTH IN, AND SUBJECT TO,
         SECTION 6.1 OF THE ASSET PURCHASE AGREEMENT. SALES PURSUANT TO SUCH A REGISTRATION SHALL BE IN A MANNER CONSISTENT WITH THE PROVISIONS OF
         SECTION 1.3 AND 1.4.
         7.2.30 3. REPORTS. IF THE SHARES ARE REGISTERED WITH THE SEC, FROM AND AFTER THE 18-MONTH ANNIVERSARY DATE, AND FOR SO LONG AS NECESSARY IN ORDER TO PERMIT MICROSOFT TO SELL THE SHARES PURSUANT TO RULE 144, COMPANY WILL USE ITS BEST EFFORTS TO FILE ON A TIMELY BASIS ALL
         REPORTS REQUIRED TO BE FILED BY IT PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, REFERRED TO IN PARAGRAPH (C)(1) OF RULE 144 (OR, IF APPLICABLE, COMPANy WILL USE ITS BEST EFFORTS TO MAKE PUBLICLY AVAILABLE THE INFORMATION REGARDING ITSELF REFERRED TO IN PARAGRAPH (C)(2) OF RULE 144), IN ORDER TO PERMIT MICROSOFT TO SELL, PURSUANT TO THE TERMS AND CONDITIONS OF RULE 144, THe SHARES.
         7.2.31 4. STOCK SPLIT, RECLASSIFICATION OF SHARES. SHOULD COMPANY EFFECT ANY STOCK SPLIT OR RECLASSIFICATION O I@ SHARES OF COMMON STOCK, SUCH STOCK SPLIT OR RECLASSIFICATION SHALL APPLY TO THE TERMS OF THIS AGREEMENT, AND THE NUMBER OF SHARES WHICH HAVE BEEN ISSUED TO MICROSOFT AND WHICH MICROSOFT MAY SELL PURSUANT SECTION 1.3 TO THIS AGREEMENT SHALL BE ADJUSTED ACCORDINGLY.
         7.2.32 5. WAIVER. NO WAIVER BY ANY PARTY HERETO OF ANY CONDITION OR OF ANY BREACH OF ANY PROVISION OF THIS INVESTMENT AGREEMENT SHALL BE EFFECTIVE UNLESS IN WRITING

         7.2.33 6. NOTICES. ALL NOTICES, REQUESTS, DEMANDS OR OTHER COMMUNICATIONS WHICH ARE REQUIRED OR MAY BE GIVEN PURSUANT TO THE TERMS OF THIS INVESTMENT AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN ON THE DATE OF DELIVERY IF DELIVERED BY HAND OR UPON RECEIPT IF MAILED BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN REQUESTED, OR SENT BY EXPRESS COURIER, OR BY FACSIMILE UPON WRITTEN CONFIRMATION OF RECEIPT BY THE RECIPIENT OF SUCH NOTICE TO THE PARTY AT THE ADDRESS SET FORTH BELOW, OR SUCH

other ADDRESS AS MAY be hereafter be designated in writing by the party:


C,
To Microsoft:  To Company:

                   Microsoft Corporation            Proginet Corporation
                   One Microsoft Way                200 Garden City Plaza
                   Redmond, WA 98052-6399           Garden City, NY 11530
                   Attention: General Manager,      Attention: Kevin M. Kelly
    7.2.34   SNA SERVER DEVELOPMENT
                  Phone: (206) 882-8080             Phone: (516) 248-2000
                  Fax: (206) 936-7329               Fax: (516) 248-3360

         Copy to: Copy to:
Law & Corporate Affairs, US Legal   Parker Chapin Flattau and Kimpl, LLP
         Fax: (206) 869-1327        1211 Avenue Of Americas
     New York, NY 10036

                                      Attention:    James Alterbaum, Esq.

                                      Phone:    (212) 704-6000
                                      Fax:   (212) 704-6288

         7.2.35 6. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE PARTIALLY OR FULLY EXECUTED COUNTERPARTS EACH OF WHICH SHALL BE DEEMED AN ORIGINAL AND SHALL BIND THE SIGNATORY, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT. THE EXECUTION AND DELIVERY OF A SIGNATURE PAGE - INVESTMENT AGREEMENT IN THE FORM ANNEXED TO THIS AGREEMENT BY ANY PARTY HERETO WHO SHALL HAS BEEN FURNISHED THE FINAL FORM OF THIS AGREEMENT SHALL CONSTITUTE THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SUCH PARTY.
         7.2.36 7. SUCCESSORS AND ASSIGNS. THIS INVESTMENT AGREEMENT SHALL BE ENFORCEABLE BY AND SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON, THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. AS USED HEREIN, THE TERMS "SUCCESSORS AND ASSIGNS" SHALL MEAN, WHERE THE CONTEXT SO PERMITS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES AND SUCCESSOR TRUSTEES, AND PERSONAL AND OTHER REPRESENTATIVES.
         7.2.37 8. DISPUTE RESOLUTION. ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR ANY BREACH THEREOF, SHALL BE ADDRESSED IN ACCORDANCE WITH SECTION 10.2 OF THE ASSET PURCHASE AGREEMENT.
         7.2.38 9. SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE UNENFORCEABLE FOR ANY REASON, SUCH PROVISION AND ALL OTHER RELATED PROVISIONS SHALL BE MODIFIED RATHER THAN VOIDED, IF POSSIBLE, IN ORDER TO ACHIEVE THE INTENT OF THE PARTIES TO THIS AGREEMENT TO THE EXTENT POSSIBLE. IN ANY EVENT, ALL OTHER UNRELATED PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED VALID AND ENFORCEABLE TO THE FULL EXTENT.
         7.2.39 10.  EFFECT OF HEADINGS.  THE SECTION  HEADINGS  HEREIN ARE FOR
         CONVENIENCE   ONLY  AND  SHALL  NOT   AFFECT   THE   CONSTRUCTION   OR
         INTERPRETATION OF THIS INVESTMENT AGREEMENT.

     11. Definitions. All capitalized terms used herein shall have the meaning defined in the Asset Purchase Agreement, unless otherwise defined herein.

         7.2.40 12. THIRD PARTY RELIANCE. COUNSEL TO THE PARTIES SHALL BE ENTITLED TO RELY UPON THIS INVESTMENT AGREEMENT AS NEEDED IN THE RENDERING OF OPINIONS AS PROVIDED FOR IN THE ASSET PURCHASE AGREEMENT.
         7.2.41 13. CONFIDENTIALITY. MICROSOFT AND COMPANY AGREE TO KEEP CONFIDENTIAL ALL INFORMATION IN ACCORDANCE WITH SECTION 6.6 OF THE ASSET PURCHASE AGREEMENT SPECIFICALLY INCLUDING WITHOUT LIMITATION THE AMOUNT OF CASH AND THE NUMBER OF SHARES TO BE ISSUED.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date FIRST written above.

MICROSOFT CORPORATION                              PROGINET CORPORATION


                       By ZSip)                                   BI (Sign)

                       NAME (Print)                               NAME (Print)

                       Title                                      TITLE

                                                     p@       A,
                                                     Date     Date








I\chdM[02-00.45Nn@tdoc

ASSIGNMENT AND BILL OF SALE


     THIS ASSIGNMENT AND BILL OF SALE (this "Assignment and Bill of Sale") is delivered pursuant to that certain Asset Purchase Agreement, dated as of December 6, 1996, ("APA") between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 (`Microsoft') and Proginet Corporation, a Delaware corporation located at 200 Garden City Plaza, Garden City, New York 11530 ("Company"). `Me terms and provisions of the APA shall apply to this Assignment and Bill of Sale. All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the APA.

RECITALS

         7.2.42 A. UNDER THE APA, MICROSOFT AGREED TO SELL TO COMPANY AND COMPANY AGREED TO PURCHASE FROM MICROSOFT CERTAIN ASSETS AND RIGHTS OF MICROSOFT PERTAINING TO THE ACQUIRED ASSETS. 7.2.43 B. IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE APA, MICROSOFT AGREED TO ASSIGN CERTAIN ASSETS AND RIGHTS PERTAINING TO THE ACQUIRED ASSETS TO COMPANY.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Microsoft hereby agrees as follows:

         7.2.44   1.       SALE AND ASSIGNMENT

         Microsoft hereby sells, conveys, transfers, assigns and delivers to Company all right, title and interest in and to the Acquired Assets, free and clear of all liens, claims, charges and encumbrances, including without limitation the following:

                                       C,

         (a) Netwise Assets. All software, documentation, test cases, development history database, training materials and related proprietary materials acquired by Microsoft from Netwise, Inc. (the "Netwise Assets") under an Asset Purchase Agreement dated October 27, 1995 (the "Netwise Asset Purchase Agreement").
         (b) Netwise Assets Further Developed or Modified by Microsoft. All error corrections and updates to the Netwise Assets, documentation and materials related to the Netwise Assets developed by Microsoft between October 27, 1995 and the Closing Date of this Agreement.
              (c) Other Assets. All of Microsoft's intangible assets acquired pursuant to the
Netwise Asset Purchase Agreement, including goodwill, going concern value, customer lists, contracts, agreements, licenses or license agreements, commitments, warranties, claims and other choate and inchoate rights, but excluding without limitation, the Retained Assets, cash, marketable securities, receivables and rights relating to contractual obligations (other than the Assumed Obligations).

         7.2.45   2.       MICROSOFT'S COVENANTS

         Microsoft hereby covenants and agrees that it will, at the reasonable request of Company, execute and deliver, and will cause to be executed and delivered, such further instruments of sale, transfer, conveyance and assignment and take such other action as may reasonably be required to more effectively sell, transfer, convey, assign and deliver to, and vest in, Company, title to and possession of the assets hereby sold, transferred, conveyed, assigned and delivered, and to put Company in actual possession and operating control thereof.

         7.2.46   3.       ATTORNEY-IN-FACT
         ----------------------------------

         Microsoft hereby irrevocably constitutes and appoints Company, and its successors and assigns, as its attorney-in-fact, with full power of substitution, in its name or otherwise, on behalf of Microsoft for Company's use, to claim, demand, collect and receive at any time and from time to time any and all assets, properties, claims, accounts and other rights, tangible or intangible, real, personal or mixed sold, transferred, conveyed, assigned and delivered under this Assignment and Bill of Sale.

         7.2.47   4.       APA
         ---------------------

         Microsoft, by its execution of this Assignment and Bill of Sale, and Company, by its acceptance and consent to the form of this Assignment and Bill of Sale, each hereby acknowledge and agree that:

         (a) `Me terms and provisions of the APA shall apply to this Assignment and Bill of Sale, and the terms and conditions of this Assignment and Bill of Sale shall be construed consistently therewith; and
         (b) Neither the representations and warranties nor the rights (including indemnification) and remedies of any party under the APA shall be deemed to have been enlarged or altered in any way by the execution, acceptance and approval of this Assignment and Bill of Sale.

         7.2.48   5.       EFFECTIVE DATE OF ASSIGNMENT AND BILL OF SALE
         ---------------------------------------------------------------

         This Assignment and Bill of Sale shall be deemed effective for all purposes as of the Closing Date of the APA.

         IN WITNESS @REOF, Microsoft has executed this Assignment and Bill of Sale effective as of the /-7/4 day of 1996.



     MICROSOFT CORPORATION



By

`700
----
its
ACCEPTED:
PROGINET CORPORATION

By_

its

ASSUMPTION OF OBLIGATIONS


     THIS ASSUMPTION OF OBLIGATIONS ("Assumption") is made by and between Proginet Corporation, a Delaware corporation ("Company"), and Microsoft Corporation, a Washington corporation ("Microsoft"). This Assumption is delivered pursuant to that certain Asset Purchase Agreement, dated as of December 6, 1996, ("A.PA"). Capitalized terms used but not otherwise defined herein shall -have the meanings set forth in the APA.

RECITALS

         7.2.49 A. UNDER THE APA, MICROSOFT AGREED TO SELL AND COMPANY AGREED TO PURCHASE FROM MICROSOFT CERTAIN ASSETS OF MICROSOFT ACQUIRED BY MICROSOFT FROM NETWISE, INC. (THE "NETWISE ASSETS") UNDER AN ASSET
         PURCHASE  AGREEMENT  DATED  OCTOBER  27,  1995  BETWEEN  MICROSOFT  AND
         NETWISE,   INC.
         7.2.50  B.  IN  CONNECTION   WITH  THE   TRANSACTIONS CONTEMPLATED BY
         THE APA, COMPANY AGREED TO ASSUME CERTAIN CONTRACTUAL OBLIGATIONS OF MICROSOFT WITH RESPECT TO THE ACQUIRED ASSETS.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         7.2.51   1.       ASSIGNMENT AND ASSUMPTION
         -------------------------------------------

         Microsoft hereby assigns to Company, and Company hereby assumes and agrees, subject to the exclusions and limitations contained in the APA, to perform, pay or discharge the Assumed Obligations as they are defined in the APA.

         Except for the Assumed Obligations or as otherwise provided in the APA, Company assumes no debt, liability or obligation of Microsoft by this Assumption, and it is expressly understood and agreed that all debts, liabilities and obligations other than the Assumed Obligations shall remain the sole obligation of Microsoft, its successors and assigns, and no person other than Microsoft shall have any rights under this Assumption.

         7.2.52   2.       APA
         ---------------------

         Company, by its execution of this Assumption, and Microsoft, by its acceptance and consent to the form of this Assumption, each hereby acknowledge and agree that:

     ZP

         (a)  `Me  terms  and   provisions  of  the  APA  shall  apply  to  this
              Assumption, and the terms and conditions of this Assumption shall be construed consistently therewith; and

       (b) Neither the representations and warranties nor the rights (including indemnification) and remedies of any party under the APA shall be deemed to have been enlarged or altered in any way by the execution, acceptance and approval of this Assumption, and this Assumption shall not enlarge any rights of third parties under any of the Assumed Obligations.

         7.2.53 3. EFFECTIVE DATE OF ASSUMPTION THIS ASSUMPTION SHALL BE DEEMED EFFECTIVE FOR ALL PURPOSES AS OF THE CLOSING DATE OF THE APA. TN WITNESS WHEREOF, Microsoft and Company have executed this Assumption effective as of ther7.6d-ay of 1996.

PROGINET CORPORATION
By
its
ACCEPTED:

NHC                     ON


By

its

COVENANT

     This Covenant (the "Covenant") is entered into and effective contemporaneously with the Asset Purchase Agreement entered into between these same parties dated the I'-7-6day of December, 1996 (the "Agreement) by Proginet Corporation, a Delaware corporation located at 200 Garden City Plaza, Garden City, NY II530 ("Covenant"), in favor of Microsoft
     Corporation,  a  Washington  corporation  located  at  One  Microsoft  Way,
     Redmond, WA 98052, ("Microsoft") and Microsoft's employees, agents, officers, directors, distributors, resellers, licensees, and its and their successors and assigns (collectively, "Covenantees").

1.   Definitions.

          7.2.54 1.1 IBIS COVENANT INCORPORATES BY REFERENCE AS THOUGH FULLY SET FORTH HEREIN THE DEFINITIONS OF THE FOLLOWING TERMS FOUND IN SECTION I OF THE AGREEMENT: ACQUIRED ASSETS, SOURCE CODE, AND Confidential Information.
          7.2.55 1.2 "RESIDUALS" MEANS INFORMATION IN NON-TANGIBLE FORM, WHICH MAY BE RETAINED BY PERSONS who have had access to Confidential Information, including Source Code for Acquired Assets or portions thereof, and the ideas, concepts, know-how or techniques contained in that Confidential Information.

2. Covenant In consideration of the promises made and obligations undertaken by Microsoft under the Agreement, and for additional good and valuable consideration, the receipt and sufficiency of which Covenantor hereby acknowledges, Covenantor hereby covenants and agrees, on behalf of itself and its directors, officers, employees, agents, and its and their successors and assigns, that notwithstanding any provision of the Agreement, it will never institute, prosecute, aid in the prosecution of, or join in any administrative proceeding, legal action, or administrative or judicial appeal relating to, arising out of, or in any manner connected with a claim that Covenantees, or any of them, have improperly or without proper authority used or disclosed Residuals in any manner, including without limitation in connection with the acquisition, licensing, development, manufacture, distribution or marketing, for it or themselves, of similar technology performing the same or similar functions as the technology which is the subject of the Agreement. This paragraph shall not be deemed to supersede, modify or limit Microsoft's obligations to Company under Section 9.2.1 of the Agreement, notwithstanding anything to the contrary herein.


3. Choice of law/availability of injunctive relief. Covenantor acknowledges and agrees that any breach of this Covenant will result in irreparable harm to Covenantees, and each of them, and that any breach shall entitle Covenantees and each of them to injunctive relief, among other remedies.

In WITNESS @EREOF, the parties have entered into this Covenant as of the date first written

         7.2.56   ABOVE.
                       MICROSOFT CO[                PR            T CORPORATION

                       By (sign)                     B@(sign)
o        C)LLO , ti Uric, K@ v't

         Name (print)      Nam?(print)      @

         @@@ese@4

                       Title                                       Title

Date                                              Date

LICENSE AGREEMENT

     License Agreement (the "License") is entered into and effective contemporaneously with the Asset Purchase Agreement entered into between these same parties dated the ____ day of December, 1996 (the "Agreement") by and between Proginet Corporation, a Delaware corporation located at 200 Garden City Plaza, Garden City, NY 11530 ("Licensor'), and Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft").

1. Definitions. This License incorporates by reference as though fully set forth herein the definitions of the following terms found in Section I of the Agreement: Acquired Assets, Source Code, Object Code, and Closing Date.
2. License Grant and Payment. In consideration of a payment of Ten Thousand Dollars ($ 1 0,000.00) in cash to be made in full by Microsoft to Licensor on or before the Closing Date, Licensor shall be deemed to have granted to Microsoft, as of the Closing Date, a non-exclusive, fully paid, royalty free, irrevocable, perpetual license to (i) make, use, copy, edit, format, port, translate, modify, adapt and create derivative works based upon the "Exec Hub" software components (including all subsystems thereof) of the Acquired Assets in both Source Code and Object Code form; and (ii) to reproduce, license, rent, lease or otherwise distribute, and have reproduced, licensed, rented, leased or otherwise distributed, to and by third parties, such derivative works as part of any and all Microsoft products in Source Code and Object Code form. For purposes of this License, the "Exec Hub" software, including all of its subsystems, refers to the Exec Hub software and subsystems as described in the document "TransAccess EXEC for MVS, internals Guide," dated September, 1995.

     In WITNESS WHEREOF, the parties have entered into this License as of the date first written above.


0                 p        ET CORPORATION

     Mr@A

                                    `w b t
                                    By (sign)                 B5r(sign)

     v a si@ V'.

Name (print)                                       Name (print)

v
Title                                              Title
     iqq@

Date                                               Date

MICROSOFT CORPORATTON

CERTIFICATE OF ASSISTANT SECRETARY


     This certificate is being furnished to you pursuant to Section 7. 1. I of the Asset Purchase Agreement (the "Agreement") dated as of December 17, 1996 by and among Microsoft Corporation, a Washington corporation (the "Company"), Proginet Corporation, a Delaware corporation, and certain shareholders of Proginet Corporation. , The undersigned, Robert A. Eshelman, does hereby certify that he is the duly elected and acting Assistant Secretary of the Company, and does hereby further certify as follows:

         7.2.57 (A) THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY IN THE AGREEMENT WERE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF DECEMBER !L 1996 AND AS OF THE CLOSING DATE (AS DEFINED IN THE AGREEMENT) AS THOUGH MADE ON AND AS OF THE CLOSING DATE, AND 7.2.58 (B) THE COMPANY HAS PERFORMED IN ALL RESPECTS ALL AGREEMENTS AND COVENANTS REQUIRED TO BE PERFORMED BY THE COMPANY UNDER THE AGREEMENT PRIOR TO THE CLOSING DATE.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 17th day of December 1996.



     Robert A. Eshelman, Assistant Secretary